                       STATEMENT OF ADDITIONAL INFORMATION
                                February 28, 2006

                          DELAWARE GROUP EQUITY FUNDS I
                             Delaware Balanced Fund

                               2005 Market Street
                           Philadelphia, PA 19103-7094

     For more information about Delaware Balanced Fund Institutional Class:
                                  800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of
         Class A Shares, Class B Shares, Class C Shares, Class R Shares
                        and Institutional Class Shares:
                             Nationwide 800 523-1918

         Dealer Services (Broker/Dealers only): Nationwide 800 362-7500

     This Statement of Additional Information ("Part B") describes the shares of the Delaware Balanced Fund (the "Fund"), which is a series of the Delaware Group
Equity  Funds I (the  "Trust").  The  Fund  offers  Class  A, B, C and R  Shares
(collectively,   the  "Fund  Classes")  and  Institutional   Class  Shares.  All
references  to  "Classes"  or  "shares"  in this Part B refer to all  Classes of shares of the Fund,  except  where  noted.  The  Fund's  investment  advisor  is
Delaware  Management  Company, a series of Delaware Management Business Trust, a series of Delaware Management Business Trust (the "Manager").

     This Part B supplements the information contained in the current Prospectus for the Fund Classes dated February 28, 2006 and the current  Prospectus for the
Institutional Class dated February 28, 2006, as they may be amended from time to time. Part B should be read in conjunction with the applicable Prospectus.  Part
B is not itself a prospectus but is, in its entirety,  incorporated by reference into each  Prospectus.  A Prospectus  may be obtained by writing or calling your investment  dealer or by contacting the Fund's  national  distributor,  Delaware
Distributors,  L.P. (the "Distributor"),  at the above address or by calling the above  phone  numbers.  The  Fund's  financial  statements,  the notes  relating thereto,  the  financial  highlights  and the report of  independent  registered public accounting firm are incorporated by reference from the Annual Report into this Part B. The Annual  Report will  accompany any request for this Part B. The
Annual Report can be obtained, without charge, by calling 800 523-1918.

                                TABLE OF CONTENTS

                             Page                                      Page
Cover Page                    1          Capital Stock                 37
Fund History                  2          Purchasing Shares             38
Investment Restrictions       2          Investment Plans              50
Investment Strategies                    Determining Offering Price
  and Risks                   5            and Net Asset Value         54
Disclosure of Portfolio                  Redemption and Exchange       55
  Holdings                   21          Dividends, Distributions
Management of the Trust      21            and Taxes                   62
Investment Advisor and                   Performance Information       69
  Other Service Providers    29          Financial Statements          70
Portfolio Managers           32          Principal Holders             70
Trading Practices and
  Brokerage                  35

                                  FUND HISTORY

     The Trust was  originally  organized as a Delaware  corporation in 1937 and subsequently  reorganized  as a Maryland  corporation  on March 4, 1983 and as a
Delaware statutory trust on December 28, 1999.

Classification
     The  Trust  is  an  open-end  management  investment  company.  The  Fund's portfolio of assets is diversified  as defined by the Investment  Company Act of
1940, as amended (the "1940 Act").

                             INVESTMENT RESTRICTIONS

Investment Objective
     The Fund's  investment  objective  is  non-fundamental,  and may be changed without shareholder  approval.  However,  the Board of Trustees must approve any changes  to  non-fundamental  investment  objectives  and the Fund  will  notify shareholders prior to a material change in the Fund's objective.

Fundamental Investment Restrictions
     The Fund has adopted the  following  restrictions  which  cannot be changed without  approval  by the  holders of a  "majority"  of the  Fund's  outstanding shares,  which is a vote by the  holders of the lesser of: a) 67% or more of the voting securities present in person or by proxy at a meeting,  if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities.  The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

     The Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order  thereunder,  or staff of the U.S.
Securities and Exchange  Commission (the "SEC")  interpretation  thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided  that  this  restriction  does not limit  the Fund  from  investing  in obligations  issued  or  guaranteed  by the U.S.  government,  its  agencies  or instrumentalities, or in tax-exempt securities or certificates of deposit.

     2. Borrow  money or issue  senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.  Underwrite the  securities of other  issuers,  except that the Fund may engage in transactions  involving the acquisition,  disposition or resale of its portfolio  securities,  under  circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

     4. Purchase or sell real estate,  unless  acquired as a result of ownership of securities or other  instruments and provided that this  restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein,  or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical  commodities,  unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent  the Fund from  engaging  in  transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6. Make loans,  provided  that this  restriction  does not prevent the Fund from purchasing debt obligations,  entering into repurchase agreements,  loaning its assets to broker/dealers or institutional  investors and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Restrictions
     In addition to the fundamental investment restrictions described above, and the various general investment policies described in the Prospectuses,  the Fund will be subject to the following investment  restrictions,  which are considered non-fundamental  and may be changed by the Board of Trustees without shareholder approval.

     1. The Fund is permitted to invest in other investment companies, including open-end,  closed-end or unregistered  investment  companies,  either within the percentage  limits set forth in the 1940 Act, any rule or order  thereunder,  or
SEC staff  interpretation  thereof,  or without  regard to percentage  limits in connection  with  a  merger,  reorganization,  consolidation  or  other  similar transaction.  However,  the Fund may not  operate  as a "fund  of  funds"  which invests  primarily in the shares of other  investment  companies as permitted by
Section  12(d)(1)(F)  or (G) of the 1940 Act, if its own shares are  utilized as investments by such a "fund of funds."

     2. The Fund may not invest  more than 10% of its net  assets in  securities which it cannot sell or dispose of in the  ordinary  course of  business  within seven  days at  approximately  the  value at  which  the  Fund  has  valued  the investment.

     3. The Fund  shall not  invest  more than 5% of the value of its  assets in securities of any one company  (except U.S.  government  bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

     4.  The  Fund  shall  not  acquire  control  of any  company.  The  Trust's
Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.

     5. The Fund shall not purchase or retain  securities of a company which has an officer or trustee  who is an officer or trustee of the Trust or an  officer, trustee or partner of its investment  manager if, to the knowledge of the Trust, one or more of such persons own beneficially  more than1/2of 1% of the shares of the company, and in the aggregate more than 5% thereof.

     6. No long or short  positions  on  shares of the Trust may be taken by its officers, trustees or any of its affiliated persons. Such persons may buy shares of the Trust for investment purposes, however.

     7. The Fund shall not purchase any security issued by any other  investment company  if after  such  purchase  it would:  (a) own more than 3% of the voting stock of such  company,  (b) own  securities  of such company  having a value in excess of 5% of the Trust's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Trust's assets.

     8. The Fund shall not act as an underwriter of securities of other issuers, except that the Trust may acquire restricted securities and securities which are not readily marketable under  circumstances  where, if such securities are sold, the Trust may be deemed an underwriter for purposes of the 1933 Act.

     9. The Fund shall not invest in  securities of other  investment  companies except at customary  brokerage  commission  rates or in connection with mergers, consolidations or offers of exchange.

     10. The Fund shall not make any investment in real estate unless  necessary
for  office  space  or  the  protection  of  investments   already  made.  (This
restriction does not preclude the Trust's purchase of securities  issued by real estate investment trusts.)

     11. The Fund shall not sell short any security or property.

     12. The Fund shall not deal in commodities, except that the Fund may invest in financial  futures,  including futures contracts on stocks and stock indices, interest  rates,  and other types of financial  futures that may be developed in the future,  and may  purchase or sell options on such  futures,  and enter into closing transactions with respect to those activities.

     13.  The  Fund  shall  not  borrow,  except  as  a  temporary  measure  for extraordinary  or  emergency  purposes  and then not in  excess  of 10% of gross assets taken at cost or market,  whichever is lower, and not to pledge more than
15% of gross assets taken at cost. Any borrowing will be done from a bank and to the extent that such  borrowing  exceeds 5% of the value of the Trust's  assets, asset  coverage  of at least  300% is  required.  In the event  that such  asset coverage shall at any time fall below 300%,  the Trust shall,  within three days thereafter (not including  Sunday and holidays) or such longer period as the SEC may prescribe by rules and  regulations,  reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The
Trust shall not issue senior  securities as defined in the 1940 Act,  except for notes to banks.

     14. The Fund shall not make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities,  whether or not the purchase was made upon the original issuance of the securities,  and the entry into "repurchase agreements" are not to be considered the making of a loan by the  Trust  and the  Trust  may  loan up to 25% of its  assets  to  qualified broker/dealers or institutional  investors for their use relating to short sales or other security transactions.

     15. The Fund shall not invest more than 5% of the value of its total assets in securities of companies  less than three years old.  Such  three-year  period shall include the operation of any predecessor company or companies.

     In applying the Fund's fundamental policy concerning  concentration that is described  above,  it is a matter of  non-fundamental  policy that:  (i) utility companies will be divided  according to their  services,  for example,  gas, gas transmission,  electric  and  telephone  will  each  be  considered  a  separate industry;  (ii) financial service companies will be classified  according to the end users of their services,  for example,  automobile finance, bank finance and diversified  finance  will each be  considered  a separate  industry;  and (iii)
asset-backed  securities will be classified  according to the underlying  assets securing such securities.

     The Fund has made a commitment  that it will not invest in warrants  valued at the lower of cost or market exceeding 5% of such Fund's net assets.  Included within  that  amount,  but not to exceed 2% of the  Fund's  net  assets,  may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

     The Fund  currently  does not  invests  its assets in real  estate  limited partnerships or oil, gas and other mineral leases. The Fund currently intends to limit its  investments in real estate  investment  trusts  ("REITs") to not more than 10% of the Fund's net assets.

     While the Fund is permitted  under certain  circumstances  to borrow money, the Fund normally  does not do so.  Investment  securities  will not normally be purchased by the Fund while it has an

outstanding  borrowing.  The Fund may  concentrate  investments in any industry, which means that the Fund  generally  may not invest more than 25% of its assets in any one industry.

Portfolio Turnover
     Portfolio  trading will be undertaken  principally to accomplish the Fund's investment objective. The Fund is free to dispose of portfolio securities at any time,  subject to complying with the Internal  Revenue Code (the "Code") and the
1940 Act, when changes in circumstances or conditions make such a move desirable in light of the  Fund's  investment  objective.  The Fund  will not  attempt  to achieve  or be limited  to a  predetermined  rate of  portfolio  turnover.  Such turnover  always will be incidental to  transactions  undertaken  with a view to achieving the Fund's investment objective.

     The degree of portfolio activity may affect brokerage costs of the Fund and taxes payable by the Fund's  shareholders.  A turnover rate of 100% would occur, for  example,  if all  the  investments  in the  Fund's  portfolio  held  at the beginning  of the year  were  replaced  by the end of the  year,  or if a single investment  was  frequently  traded.  In  investing  to achieve  its  investment objective,  the Fund may hold  securities  for any period of time.  The turnover rate also may be affected by cash  requirements from redemptions and repurchases of Fund shares The Fund may be expected to engage in active and frequent trading of portfolio securities,  which means that portfolio turnover can be expected to exceed 100%.

     The portfolio  turnover rate tells you the amount of trading  activity in a fund's  portfolio.  A turnover rate of 100% would occur if, for example,  a fund bought and sold all of the  securities in its portfolio  once in the course of a year or frequently traded a single security.  A high rate of portfolio  turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

     For the fiscal years ended October 31, 2004 and 2005, the Fund's  portfolio turnover rates were approximately 244% and 203%, respectively.

                         INVESTMENT STRATEGIES AND RISKS

     The Fund's investment objective,  strategies and risks are described in the
Prospectuses.  Certain additional investment  information is provided below. All investment strategies of the Fund are non-fundamental and may be changed without shareholder approval, except those identified below as fundamental restrictions.

Asset-Backed Securities
     The Fund may invest a portion of its assets in asset-backed securities. The rate of principal  payment on asset-backed  securities  generally depends on the rate of  principal  payments  received on the  underlying  assets.  Such rate of payments may be affected by economic and various  other  factors such as changes in interest rates or the concentration of collateral in a particular  geographic area.  Therefore,  the yield may be  difficult  to predict  and actual  yield to maturity may be more or less than the anticipated yield to maturity.  The credit quality of most asset-backed  securities depends primarily on the credit quality of the assets  underlying  such  securities,  how well the entities  issuing the securities  are insulated  from the credit risk of the  originator or affiliated entities, and the amount of credit support provided to the securities.

     Asset-backed  securities are often backed by a pool of assets  representing the  obligations  of a number of  different  parties.  To lessen  the  effect of failures by obligors on underlying assets to make payments,  such securities may contain elements of credit support. Such credit support falls into two categories:  (i)  liquidity  protection,  and  (ii)  protection  against  losses resulting  from  ultimate  default  by an  obligor  on  the  underlying  assets.
Liquidity  protection  refers to the  provision  of  advances,  generally by the entity  administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection  against losses resulting from ultimate  default  enhances the likelihood of payments of the  obligations on at least some of the assets in the pool.  Such  protection may be provided  through guarantees,  insurance  policies or letters of credit  obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or  through  a  combination  of such  approaches.  The  Funds  will  not pay any additional  fees for such  credit  support,  although  the  existence  of credit support may increase the price of a security.

     Examples of credit support  arising out of the structure of the transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments,  sometimes  funded  from a portion  of the payments on the underlying  assets,  are held in reserve  against future losses)
and "over collateralization"  (where the scheduled payments on, or the principal amount of, the  underlying  assets exceeds that required to make payments of the securities  and pay any servicing or other fees).  The degree of credit  support provided for each issue is generally based on historical  information respecting the level of credit  information  respecting the level of credit risk associated with  the  underlying  assets.  Delinquencies  or  losses  in  excess  of  those anticipated could adversely affect the return on an investment in such issue.

Convertible Securities
     The  Fund  may  invest  in  convertible  securities,   including  corporate
debentures,  bonds,  notes and  preferred  stocks that may be converted  into or exchanged for common stock.  While  providing a fixed-income  stream  (generally higher in yield than the  income  derivable  from a common  stock but lower than that afforded by a non-convertible  debt security),  a convertible security also affords  the  investor  an  opportunity,  through  its  conversion  feature,  to participate  in the capital  appreciation  of the common  stock into which it is convertible.  As the  market  price of the  underlying  common  stock  declines, convertible  securities  tend to trade  increasingly on a yield basis and so may not  experience  market  declines  to the same extent as the  underlying  common stock. When the market price of the underlying common stock increases, the price of a  convertible  security  tends to rise as a  reflection  of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a  convertible  security  an  amount  in  excess  of the value of the underlying common stock.  Common stock acquired by the Fund upon conversion of a convertible  security  will  generally  be  held  for so  long  as  the  Manager anticipates  such  stock  will  provide  the Fund with  opportunities  which are consistent with the Fund's investment objectives and policies.

     The  Fund  may  not  invest  more  than  5% of its  assets  in  convertible debentures  that  are  rated  below  investment  grade  or are  unrated  but are determined by the Manager to be of comparable quality.  Investing in convertible debentures  that are rated below  investment  grade or unrated but of comparable quality  entails certain risks,  including the risk of loss of principal,  which risks may be greater than the risks  involved in investing in  investment  grade convertible debentures.  Under rating agency guidelines,  lower rated securities and comparable  unrated  securities will likely have some quality and protective characteristics  that are  outweighed  by  large  uncertainties  or  major  risk exposures to adverse conditions.

     The Fund may have  difficulty  disposing  of such lower  rated  convertible debentures  because the trading  market for such  securities may be thinner than the market for higher rated  convertible  debentures.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated  securities.  The lack of a liquid secondary market as well as

adverse publicity with respect to these securities may have an adverse impact on market price and the Fund's ability to dispose of particular  issues in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary  market for certain  securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of pricing the Fund's  portfolio  and  calculating  its net asset value
("NAV").  The  market  behavior  of  convertible   securities  in  lower  rating
categories is often more volatile than that of higher quality securities.  Lower quality  convertible  securities  are judged by Standard and Poor's  ("S&P") and
Moody's  Investors  Service,  Inc.  ("Moody's") to have speculative  elements or characteristics;  their future cannot be considered as well assured and earnings and asset  protection may be moderate or poor in comparison to investment  grade securities.

     In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business,  financial or economic conditions,  which could lead to  inadequate  capacity  to meet  timely  payments.  The market  values of securities  rated below  investment  grade tend to be more  sensitive to company specific  developments  and changes in  economic  conditions  than higher  rated securities.  Issuers of these  securities  are often highly  leveraged,  so that their ability to service their debt obligations  during an economic  downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more  traditional  methods of  financing  available to them, and may be unable to repay debt at maturity by refinancing.

Credit Default Swaps
     The Fund may enter into credit default swap ("CDS") contracts to the extent consistent with its investment  objectives and  strategies.  A CDS contract is a risk-transfer  instrument (in the form of a derivative  security)  through which one party (the  "purchaser  of  protection")  transfers  to  another  party (the
"seller of protection") the financial risk of a Credit Event (as defined below), as it relates to a particular  reference  security or basket of securities (such as an  index).  In  exchange  for  the  protection  offered  by  the  seller  of protection, the purchaser of protection agrees to pay the seller of protection a periodic  premium.  In the most general sense,  the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of  protection  of the  reference  security or  securities.  The benefit for the seller of protection is the premium  income it receives.  The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its  holdings  (i.e.,  to reduce risk when the Fund owns or has  exposure  to such  securities).  The Fund also might use CDS  contracts  to create or vary exposure to securities or markets.

     CDS transactions may involve general market, illiquidity,  counterparty and credit risks.  CDS prices may also be subject to rapid  movements in response to news and events  affecting the  underlying  securities.  The aggregate  notional amount (typically, the principal amount of the reference security or securities)
of the Fund's  investments  in the CDS  contracts  will be limited to 15% of its total net assets.  As the  purchaser  or seller of  protection,  the Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

     As the seller of protection  in a CDS contract,  the Fund would be required to pay the par (or other  agreed-upon)  value of a reference security (or basket of  securities)  to the  counterparty  in the  event of a  default,  bankruptcy, failure to pay, obligation  acceleration,  modified restructuring or agreed upon event (each of these events is a "Credit Event").  If a Credit Event occurs, the
Fund  generally  would  receive the security or  securities  to which the Credit
Event  relates in return  for the  payment  to the  purchaser  of the par value.
Provided  that  no  Credit  Event  occurs,  the  Fund  would  receive  from  the counterparty  a periodic  stream of  payments  over the term of the  contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract, the Fund would have no delivery requirement or payment obligation to the purchaser of protection.  As the seller of protection, the Fund would have credit  exposure  to the  reference  security  (or basket of securities).  The Fund will not sell  protection  in a CDS contract if it cannot otherwise hold the security (or basket of securities).

     As the  purchaser of  protection  in a CDS  contract,  the Fund would pay a premium to the seller of protection.  In return,  the Fund would be protected by the seller of  protection  from a Credit  Event on the  reference  security  (or basket of securities).  A risk in this type of transaction is that the seller of protection  may fail to satisfy its payment  obligations to the Fund if a Credit
Event should occur.  This risk is known as counterparty risk and is described in further detail below.

     If the  purchaser of  protection  does not own the  reference  security (or basket of  securities),  the purchaser of protection may be required to purchase the reference  security (or basket of  securities) in the case of a Credit Event on the  reference  security  (or  basket of  securities).  If the  purchaser  of protection  cannot  obtain the  security  (or basket of  securities),  it may be obligated to deliver a security (or basket of  securities)  that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

     Each CDS contract is individually  negotiated.  The term of a CDS contract, assuming no Credit Event occurs,  is typically  between two and five years.  CDS
contracts   may  be  unwound   through   negotiation   with  the   counterparty.
Additionally,  a CDS contract may be assigned to a third party.  In either case, the  unwinding  or  assignment  involves  the  payment  or receipt of a separate payment by the Fund to terminate the CDS contract.

     A  significant  risk in CDS  transactions  is the  creditworthiness  of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default  by a  counterparty  who is a  purchaser  of  protection,  the  Fund's potential loss is the agreed upon periodic stream of payments from the purchaser of  protection.  If there is a  default  by a  counterparty  that is a seller of protection, the Fund's potential loss is the failure to receive the par value or other agreed upon value from the seller of  protection  if a Credit Event should occur.  CDS  contracts do not involve the delivery of collateral to support each party's  obligations;  therefore,  the Fund will only have contractual  remedies against the counterparty pursuant to the CDS agreement.  As with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency.
The Fund  thus  assumes  the risk  that it will be  delayed  or  prevented  from obtaining payments owed to it.

Equity Securities
     Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.  Investments in equity  securities in general are subject to market risks that may cause their prices to fluctuate  over time. The value of convertible  equity securities is also affected by prevailing  interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity  securities  in which the Fund invests will cause the NAV of the Fund to fluctuate.

Foreign Securities
     The Fund may invest in securities of foreign  companies;  however,  it will not  invest  more  than 5% of the  value  of its  total  assets,  at the time of purchase,  in foreign  securities  (other than  securities  of Canadian  issuers registered  under the  Securities  Exchange  Act of 1934,  as amended (the "1934
Act"), or American Depositary Receipts, on which there are no such limits).

     The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to shareholders.

     Investors should recognize that investing in foreign corporations  involves certain considerations, including those set forth below, which are not typically associated with investing in United States  corporations.  Foreign  corporations are  not  generally  subject  to  uniform  accounting,  auditing  and  financial standards  and  requirements  comparable  to those  applicable  to United States corporations. There may also be less supervision and regulation of foreign stock exchanges,  brokers and listed corporations than exist in the United States. The
Fund may be affected  either  unfavorably  or favorably by  fluctuations  in the relative  rates of exchange as between the  currencies of different  nations and control regulations.  Furthermore, there may be the possibility of expropriation
or  confiscatory  taxation,   political,   economic  or  social  instability  or
diplomatic  developments  that could  affect the Fund's  assets that are held in foreign countries.

     The  Fund  will,  from  time to time,  conduct  foreign  currency  exchange transactions  on a spot (i.e.,  cash) basis at the spot rate  prevailing  in the foreign currency  exchange market or through entering into contracts to purchase or sell foreign  currencies at a future date (i.e., a "forward foreign currency"
contract or "forward" contract).  Investors should be aware that there are costs and risks  associated with such currency  transactions.  The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S.  dollars or other  currencies in which the transaction will be consummated. When the Manager believes that the currency of a particular foreign  country may suffer a decline against the U.S. dollar or against another currency, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other  appropriate  currency,  the amount of foreign currency approximating the value of some or all of the Fund's  securities  denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract.  Accordingly, it may be necessary for the Fund to purchase or sell additional foreign currency on the spot market  (and bear the  expense of such  purchase or sale) if the market value of the  security  is less  than or  greater  than the  amount  of  foreign currency the Fund is obligated to deliver.

     The Fund may incur gains or losses from currency  transactions.  No type of foreign currency  transaction  will eliminate  fluctuations in the prices of the
Fund's foreign  securities or will prevent loss if the prices of such securities should decline.

Futures Contracts and Options on Futures Contracts
     The Fund may enter into  futures  contracts  on stocks  and stock  indices, purchase and sell options on such futures,  and enter into closing  transactions with  respect  to those  activities.  The Fund  currently  intends to limit such investments to the extent that not more than 5% of its assets are held as margin deposits  for futures  contracts  and as  premiums  on options,  and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets. A futures contract may be purchased and sold only on an  exchange,  known as a  "contract  market,"  designated  by the  Commodity
Futures Trading Commission for the trading of such contract,  and only through a registered futures commission merchant that is a member of such contract market.
A commission must be paid on each completed purchase and sale transaction.

     When the Fund enters  into a futures  transaction,  it must  deliver to the futures  commission  merchant  selected  by the Fund an  amount  referred  to as
"initial margin." This amount is maintained by the futures  commission  merchant or by the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such  accounts,  depending  upon changes in the price of the  underlying securities subject to the futures contract.

     Although  futures  contracts by their terms  generally  call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the  contractual  obligation  is fulfilled  before the date of the contract  without  having  to  make  or  take  such  delivery.  The  contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical  futures  contract calling for delivery in the same month.
Such a transaction,  which is effected through a member of an exchange,  cancels the  obligation to make or take, as the case may be,  delivery of the securities or cash value of the index underlying the contractual  obligations.  At the time such transaction is effected,  a final determination of variation margin is made and any  loss  experienced  by the  Fund  must be  paid to the  contract  market clearing house while any profit due to the Fund must be delivered to it.

     Positions taken in futures  markets are not normally held to maturity,  but instead liquidated through offsetting  transactions which may result in a profit or a loss.  While the Fund's  futures  contracts on  securities  will usually be liquidated  in this manner,  the Fund may instead  make or take  delivery of the underlying  securities whenever it appears  economically  advantageous to do so.
The clearing house associated with the market on which futures on the securities are  traded  guarantees  that,  if  still  open,  the sale or  purchase  will be performed on settlement date.

     The Fund may enter  into such  futures  contracts  to protect  against  the adverse  affects of  fluctuations  in security  prices or interest rates without actually  buying or selling the securities.  For example,  if interest rates are expected to increase,  the Fund might enter into futures  contracts for the sale of debt  securities.  Such a sale would have much the same  effect as selling an equivalent  value of the debt  securities in the portfolio owned by the Fund. If interest rates did increase,  the value of the debt  securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at  approximately  the same  rate,  thereby  keeping  the NAV of the  Fund  from declining as much as it  otherwise  would have.  Similarly,  when it is expected that interest rates may decline,  futures contracts may be purchased to hedge in anticipation of subsequent  purchases of securities at higher prices.  Since the fluctuations  in the value of  futures  contracts  should be similar to those of debt securities,  the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.
At that time, the futures  contracts could be liquidated and the Fund could then buy debt securities on the cash market.

     With  respect to options on futures  contracts,  when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures  contract is similar in some respects to the purchase of a call option on an individual  security.  Depending on the pricing of the option  compared to either the price of the futures contract upon which it is based, or the price of the underlying debt  securities,  it may or may not be less risky than ownership of the futures contract or underlying debt securities.

     The writing of a call option on a futures  contract  constitutes  a partial hedge  against the declining  price of the security  which is  deliverable  upon exercise of the futures contract.  If the futures price at the expiration of the option is below the exercise price,  the Fund will retain the full amount of the option  premium which provides a partial hedge against any decline that may have occurred  in the Fund's  portfolio  holdings.  The  writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security  which is  deliverable  upon exercise of the futures  contract.  If the futures price at the expiration of the option is higher than the exercise price, the Fund will  retain the full  amount of the option  premium  which  provides a partial  hedge  against any increase in the price of  securities  which the Fund intends to purchase.

     Call and put  options  on stock  index  futures  are  similar to options on securities  except  that,  rather  than the right to purchase or sell stock at a specified  price,  options on a stock index  future give the holder

                                       10

the right to receive  cash.  Upon  exercise of the option,  the  delivery of the futures position by the writer of the option to the holder of the option will be accompanied  by  delivery of the  accumulated  balance in the  writer's  futures margin  account  which  represents  the amount by which the market  price of the futures contract, at exercise,  exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures  contract.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise  price of the option and the closing  price of the futures  contract on the expiration date.

     If a put or call  option the Fund has written is  exercised,  the Fund will incur a loss which will be  reduced  by the amount of the  premium it  receives.
Depending  on the  degree of  correlation  between  changes  in the value of its portfolio  securities  and  changes in the value of its futures  positions,  the
Fund's losses from existing  options on futures may, to some extent,  be reduced or increased by changes in the value of portfolio securities.  The purchase of a put option on a futures  contract is similar in some respects to the purchase of protective puts on portfolio  securities.  For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio  against the risk of rising interest rates.

     To the extent that interest rates move in an unexpected direction, the Fund may not achieve the  anticipated  benefits  of futures  contracts  or options on futures  contracts  or may realize a loss.  For  example,  if the Fund is hedged against the  possibility of an increase in interest rates which would  adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its  securities  which it has  because  it will  have  offsetting  losses in its futures position. In addition, in such situations,  if the Fund had insufficient cash,  it may be required to sell  securities  from its  portfolio to meet daily variation  margin  requirements.  Such  sales of  securities  may,  but will not necessarily,  be at increased  prices which reflect the rising market.  The Fund may be required to sell securities at a time when it may be  disadvantageous  to do so.

     Further, with respect to options on futures contracts, the Fund may seek to close out an option  position  by  writing  or  buying  an  offsetting  position covering the same  securities or contracts and have the same exercise  price and expiration  date.  The ability to establish  and close out  positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

High-Yield Bonds
     High-yield,  high risk  fixed-income  securities  (commonly  known as "junk bonds") are considered to be of poor standing and predominantly  speculative and entails  certain  risks,  including the risk of loss of principal,  which may be greater than the risks involved with investing in investment  grade  securities.
Such securities are sometimes  issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield  securities.
The Fund limits its purchases of high-yield,  high-risk bonds to no more than 5%
of net assets.

     The medium- and low-grade  bonds in which the Fund may invest may be issued as a  consequence  of  corporate  restructurings,  such as  leveraged  buy-outs, mergers,  acquisitions,  debt  recapitalizations  or similar events. Also, these bonds are often  issued by smaller,  less  creditworthy  companies  or by highly leveraged  (indebted) firms, which are generally less able than more financially stable firms to make  scheduled  payments of interest and  principal.  The risks posed by bonds issued under such circumstances are substantial.

     The economy  and  interest  rates may affect  these  high-yield,  high-risk securities differently than other securities.  Prices have been found to be less sensitive  to interest  rate changes  than higher  rated  investments,  but more sensitive to adverse  economic  changes or  individual  corporate  developments.
Also,  during an economic  downturn  or  substantial  period of rising  interest rates, highly leveraged issuers may

                                       11

experience  financial  stress  which would  adversely  affect  their  ability to service principal and interest payment  obligations,  to meet projected business goals and to obtain additional financing.  Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also  ordinarily  have a more dramatic  effect on the values of these investments than on the values of higher-related securities.
Such changes in value will not affect cash income derived from these securities, unless the issuers  fail to pay  interest or  dividends  when due.  Such changes will, however, affect the Fund's NAV per share.

     Split-rated  Bonds.  In addition,  the Fund may also invest in  split-rated bonds. A split bond rating occurs when separate rating agencies, such as S&P and
Moody's  give  different  ratings to the same issue or issuer.  The  split-rated bonds in which the Fund may invest may have one or more  ratings  lower than BBB by S&P, Baa by Moody's  and/or  rated  similarly  by another  recognized  rating agency (or, if unrated, the Manager determines to be of comparable quality). The
Fund anticipates investing in such split-rated bonds in limited situations, such as when the Manager believes that they are likely to be upgraded due to a future corporate event.

Interest Rate and Index Swaps
     The  Fund  may  invest  in  interest  rate and  index  swaps to the  extent consistent  with its  investment  objective and  strategies.  The Fund will only invest in swaps in which all the reference  rates are related to or derived from instruments  or markets in which the Fund is otherwise  eligible to invest,  and subject to the investment  limitations on the instruments to which the purchased reference rate relates.

     Swaps are agreements to exchange payment streams over a period of time with another  party,  called  a  counterparty.  Each  payment  stream  is  based on a specified  rate,  which could be a fixed or variable  interest rate, the rate of return  on an index or some  other  reference  rate.  The  payment  streams  are calculated  with  reference  to a  hypothetical  principal  amount,  called  the notional principal or the notional amount. For example, in an interest rate swap one  party  may  agree to pay a fixed  interest  rate to a  counterparty  and to receive in return  variable  interest rate payments from the  counterparty.  The amount that each party pays is calculated by multiplying  the fixed and variable rates,  respectively,  by the notional  amount.  The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction;  it is used only to calculate the value of the payment streams.

     When two  counterparties  each wish to swap  interest rate  payments,  they typically  each  enter  into a  separate  interest  rate  swap  contract  with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly.  The  broker/dealer intermediary  enters into numerous  transactions  of this sort,  and attempts to mange its portfolio of swaps so as to match and offset its payment  receipts and obligations.

     The typical minimum notional amount is $5 million.  Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR).  The
typical  maximum  term of an  interest  rate swap  agreement  ranges from one to twelve years.  Index swaps tend to be shorter term, often for one year. The Fund presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

     The Fund may also engage in index swaps, also called total return swaps. In an index swap, the Fund may enter into a contract with a  counterparty  in which the counterparty will make payments to the Fund based on the positive returns of an index,  such as a corporate bond index,  in return for the Fund paying to the counterparty  a fixed  or  variable  interest  rate,  as well as  paying  to the counterparty  any  negative  returns  on the  index.  In a  sense,  the  Fund is purchasing exposure to an index in the amount of

                                       12

the  notional  principal  in return for making  interest  rate  payments  on the notional principal. As with interest rate swaps, the notional principal does not actually  change  hands  at any  point  in the  transaction.  The  counterparty, typically  an  investment  bank,  manages its  obligations  to make total return payments by  maintaining  an inventory of the fixed income  securities  that are included in the index.

     Swap transactions provide several benefits to the Fund. Interest rate swaps may be used as a duration  management  tool.  Duration  is a measure of a bond's interest-rate sensitivity,  expressed in terms of years because it is related to the length of time  remaining  on the life of a bond.  In general,  the longer a bond's  duration,  the more  sensitive  the  bond's  price will be to changes in interest rates.  The average duration of the Fund is the weighted average of the durations of the Fund's fixed income securities.

     If the Fund wished to shorten the duration of certain of its assets, longer term  assets  could  be  sold  and  shorter  term  assets  acquired,  but  these transactions have potential tax and return differential  consequences.  By using an  interest  rate swap,  the Fund could  agree to make  semi-annual  fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the fund will now be six months.  In effect,  the Fund has reduced  the  duration of the  notional amount  invested  from a  longer  term to six  months  over the life of the swap agreement.

     The Fund may also use  swaps to gain  exposure  to  specific  markets.  For example,  suppose bond dealers have  particularly  low  inventories of corporate bonds,  making it difficult  for a fixed income fund to increase its exposure to the  corporate  bond  segment of the market.  It is  generally  not  possible to purchase  exchange-traded  options on a  corporate  bond  index.  The Fund could replicate  exposure to the  corporate  bond market,  however,  by engaging in an index swap in which the Fund gains  exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

     Other  uses of swaps  could help  permit  the Fund to  preserve a return or spread on a  particular  investment  or portion of its  portfolio  or to protect against an increase in the price of securities the Fund  anticipates  purchasing at a later date.  Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract,  and may be considered to provide more
liquidity  than  similar  forward  contracts,   particularly  long-term  forward
contracts.

     The  primary  risk  of swap  transactions  is the  creditworthiness  of the counterparty,  since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often  referred  to as  counterparty  risk.  If there is a default  by a counterparty in a swap transaction,  the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period
(if any - the Fund could be in a net payment position),  not the entire notional amount, which does not change hands in a swap transaction.  Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the  transaction.  The Fund will have contractual  remedies  pursuant to the swap agreement but, as with any contractual  remedy,  there is no guarantee that the  Fund  would be  successful  in  pursuing  them -- the  counterparty  may be judgment  proof due to insolvency,  for example.  The Fund thus assumes the risk that it will be delayed or prevented  from  obtaining  payments  owed to it. The standard  industry swap agreements do,  however,  permit the Fund to terminate a swap agreement (and thus avoid making  additional  payments) in the event that a counterparty fails to make a timely payment to the Fund.

     In  response  to this  counterparty  risk,  several  securities  firms have established  separately  capitalized  subsidiaries  that  have a  higher  credit rating,  permitting them to enter into swap  transactions as a dealer.  The Fund will not be permitted to enter into any swap transaction  unless, at the time of entering

                                       13

into such transaction,  the unsecured long-term debt of the actual counterparty, combined with any credit enhancements,  is rated at least A by S&P or Moody's or is determined to be of equivalent  credit  quality by the Manager.  In addition,
the  Manager  will  closely  monitor  the  ongoing   creditworthiness   of  swap
counterparties in order to minimize the risk of swaps.

     In addition to  counterparty  risk,  the use of swaps also  involves  risks similar to those associated with ordinary  portfolio security  transactions.  If the  portfolio  manager is incorrect in his or her forecast of market  values or interest rates, the investment  performance of the Fund which has entered into a swap  transaction  could  be less  favorable  than it  would  have  been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might  theoretically be required to pay in a swap transaction.

     In order to ensure that the Fund will only engage in swap  transactions  to the extent  consistent with its investment  objectives and strategies,  the Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities,  instruments or markets that are otherwise eligible investments for the Fund. Similarly,  the extent to which the
Fund may invest in a swap, as measured by the notional  amount,  will be subject to the same  limitations  as the  eligible  investments  to which the  purchased reference rate relates.

     The  Fund  will,   consistent   with  industry   practice,   segregate  and
mark-to-market  daily cash or other liquid  assets  having an  aggregate  market value at least  equal to the net  amount of the  excess,  if any,  of the Fund's payment  obligations  over its  entitled  payments  with  respect  to each  swap contract.  To the extent that the Fund is  obligated by a swap to pay a fixed or variable  interest rate, the Fund may segregate  securities that are expected to generate  income  sufficient  to meet the Fund's net  payment  obligations.  For example,  if the Fund holds interest rate swaps and is required to make payments based on variable  interest  rates,  it will have to make increased  payments if interest  rates rise,  which will not  necessarily  be offset by the  fixed-rate payments it is entitled to receive under the swap agreement.

     There is not a well developed  secondary  market for interest rate or index swaps.  Most interest rate swaps are nonetheless  relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price.  Most index  swaps,  on the other  hand,  are  considered  to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination  (and, not  surprisingly,  index swaps tend to have much shorter terms).  The Fund will therefore treat all swaps as subject to their  limitation
on  illiquid   investments.   For  purposes  of  calculating   these  percentage
limitations, the Fund will refer to the notional amount of the swap.

     Swaps will be priced  using fair value  pricing.  The income  provided by a swap should be qualifying income for purposes of Subchapter M of the Code. Swaps should not  otherwise  result in any  significant  diversification  or valuation issues under Subchapter M.

Mortgage-Backed Securities
     In addition to mortgage-backed  securities issued or guaranteed by the U.S.
government,   its  agencies  or   instrumentalities   or  government   sponsored
corporations,  the Fund may also  invest  its  assets  in  securities  issued by certain private,  non-government  corporations,  such as financial institutions.
Certain of these private-backed  securities are fully collateralized at the time of issuance by  securities  or  certificates  issued or  guaranteed  by the U.S.
government,   its  agencies  or   instrumentalities.   Two  principal  types  of
mortgage-backed  securities are collateralized  mortgage  obligations (CMOs) and real estate mortgage investment conduits (REMICs).

                                       14

     CMOs are debt securities issued by U.S. government agencies or by financial institutions  and  other  mortgage  lenders  and  collateralized  by a  pool  of mortgages  held  under an  indenture.  CMOs are issued in a number of classes or series with different maturities.  The classes or series are retired in sequence as the  underlying  mortgages  are  repaid.  Prepayment  may  shorten the stated
maturity of the obligation and can result in a loss of premium,  if any has been paid.  Certain of these securities may have variable or floating  interest rates and others may be stripped  (securities  which  provide  only the  principal  or interest feature of the underlying security).

     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages  secured by an  interest  in real  property.  REMICs are  similar to CMOs in that they issue multiple classes of securities.

     CMOs and REMICs issued by private  entities are not  government  securities and are not directly  guaranteed by any government  agency.  They are secured by the underlying  collateral of the private issuer. The Fund may invest its assets in CMOs and REMICs issued by private  entities whether or not the securities are
100%  collateralized  at the time of issuance by securities issued or guaranteed by the U.S. government,  its agencies or instrumentalities  (securities that are not so collateralized are called "non-agency mortgage-backed  securities").  The
Fund  currently  invests in  privately-issued  CMOs and REMICs  only if they are
rated   at  the   time  of   purchase   in  the  four   highest   grades   by  a
nationally-recognized rating agency.

Options
     The Fund may write or  purchase  either  put or call  options  on a covered basis only.  The options in which the Fund  invests may be  exchanged  listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close  options  positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities.  The Fund will only enter into such options to the extent  consistent  with its  limitation  on investments in illiquid  securities.  The Fund will not engage in option writing strategies for speculative purposes.

     Covered Call Writing.  The Fund may write covered call options from time to time on such portion of its portfolio,  without limit, as the Manager determines is  appropriate  in seeking to obtain the  investment  objective.  A call option gives the  purchaser  of such option the right to buy,  and the writer,  in this case the  Fund,  has the  obligation  to sell  the  underlying  security  at the exercise  price during the option  period.  The advantage to the Fund of writing covered  calls is that the Fund  receives  additional  income,  in the form of a premium,  which may offset any  capital  loss or decline in market  value of the security.  However,  if the  security  rises in  value,  the Fund may not  fully participate in the market appreciation.

     During the option  period,  a covered call option writer may be assigned an exercise  notice by the  broker/dealer  through  whom such call  option was sold requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such  earlier time in which the writer  effects a closing  purchase transaction.  A closing purchase  transaction cannot be effected with respect to an option  once the  option  writer has  received  an  exercise  notice for such option.

     With respect to both options on actual  portfolio  securities  owned by the
Fund and  options on stock  indices,  the Fund may enter into  closing  purchase transactions.  A closing  purchase  transaction  is one in which the Fund,  when obligated as a writer of an option,  terminates  its obligation by purchasing an option of the same series as the option previously written.

                                       15

     Closing  purchase  transactions  will  ordinarily  be effected to realize a profit on an  outstanding  call option,  to prevent an underlying  security from being  called,  to permit the sale of the  underlying  security or to enable the
Fund to write  another  call  option on the  underlying  security  with either a different  exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction  depending upon whether the net amount of the original  premium received on the call option is more or less than the cost of effecting the closing purchase  transaction.  Any loss incurred in a closing purchase  transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.
Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option  expires  unexercised,  the Fund will realize a short-term capital  gain in the amount of the  premium on the option,  less the  commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will  realize a gain or loss from the sale of the  underlying  security equal to the  difference  between the cost of the underlying  security,  and the proceeds  of the sale of the  security  plus the  amount of the  premium  on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying  security.  Other principal  factors  affecting  market value include supply and  demand,  interest  rates,  the price  volatility  of the  underlying security and the time remaining until the expiration date.

     The Fund will write call options only on a covered basis,  which means that the Fund will own the underlying  security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the
Fund would be required to continue to hold a security  which it might  otherwise wish to sell,  or deliver a security it would want to hold.  Options  written by the Fund will  normally have  expiration  dates between one and nine months from the date written.  The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Purchasing Put Options. The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

     The Fund  intends to  purchase  put  options in order to protect  against a decline in the market value of the underlying  security below the exercise price less the  premium  paid for the  option  ("protective  puts").  The  ability  to purchase  put  options  will  allow the Fund to  protect  unrealized  gain in an appreciated security in its portfolio without actually selling the security.  If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously  purchased prior to the sale of the securities  underlying such option.  Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other  transaction  costs paid on the put option which is sold.

     The Fund may sell a put option purchased on individual portfolio securities
or  stock  indices.   Additionally,   the  Fund  may  enter  into  closing  sale
transactions.  A closing sale  transaction is one in which the Fund,  when it is the holder of an  outstanding  option,  liquidates  its  position  by selling an option of the same series as the option previously purchased.

                                       16

     Purchasing  Call Options.  The Fund may purchase call options to the extent that premiums  paid by it do not aggregate  more than 2% of the Fund's total net assets.  When the Fund purchases a call option,  in return for a premium paid by the Fund to the  writer of the  option,  the Fund  obtains  the right to buy the security  underlying the option at a specific  exercise price at any time during the term of the option.  The writer of the call option, who receives the premium upon writing the option,  has the  obligation,  upon exercise of the option,  to deliver the  underlying  security  against  payment of the exercise  price.  The advantage of purchasing  call options is that the Portfolios may alter portfolio characteristics  and modify  portfolio  maturities  without  incurring  the cost associated with portfolio transactions.

     The Fund may,  following  the  purchase  of a call  option,  liquidate  its position by  effecting  a closing  sale  transaction.  This is  accomplished  by selling an option of the same  series as the option  previously  purchased.  The
Fund will realize a profit from a closing sale transaction if the price received on the  transaction  is more than the premium paid to purchase the original call option;  the Fund will  realize a loss from a closing  sale  transaction  if the price received on the  transaction is less than the premium paid to purchase the original call option.

     Although the Fund will generally purchase only those call options for which there appears to be an active  secondary  market,  there is no assurance  that a liquid secondary market on an exchange will exist for any particular  option, or at any particular  time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing  transactions in particular options,  with the result that the Fund would have to exercise its options in order to realize  any profit and would  incur  brokerage  commissions upon the exercise of such  options and upon the  subsequent  disposition  of the underlying  securities  acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently,  a call option purchased by the Fund may expire without any value to the Fund.

     Writing  Put  Options.  The Fund may write  put  options  on a  secured  or
"covered"  basis.  A put  option  written  by the Fund  obligates  it to buy the security  underlying  the option at the exercise  price during the option period and the  purchaser of the option has the right to sell the security to the Fund.
During the option period, the Fund, as writer of the put option, may be assigned an  exercise  notice  by the  broker/dealer  through  whom the  option  was sold requiring the Fund to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such  earlier  time  at  which  the  writer  effects  a  closing  purchase transaction.  The Fund will designate cash or liquid securities in an amount not less  than the  exercise  price of the  option at all times  during  the  option period. The amount of cash, U.S.  government  securities or other assets held in the segregated  account will be adjusted on a daily basis to reflect  changes in the market  value of the  securities  covered  by the put option  written by the
Fund.  Consistent with the limited purposes for which the Fund intends to engage in the writing of put  options,  such put options  will  generally be written in circumstances  where the Manager wishes to purchase the underlying  security for
Fund at a price lower than the current  market  price of the  security.  In such event, the Fund would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects  the lower price it is willing to pay.

     Following  the writing of a put option,  the Fund may wish to terminate the obligation  to buy the  security  underlying  the option by  effecting a closing purchase  transaction.  This is  accomplished  by  buying  an option of the same series as the option previously written.  The Fund, however, may not effect such a closing transaction after it has been notified of the exercise of the option.

Options on Stock Indices

                                       17

     The Fund may engage in  transactions  in options on stock indices.  A stock index assigns  relative  values to the common stocks  included in the index with the index fluctuating with changes in the market values of the underlying common stock.

     Options  on stock  indices  are  similar  to  options  on  stocks  but have different delivery requirements. Stock options provide the right to take or make delivery of the  underlying  stock at a specified  price.  A stock index  option gives the holder the right to receive a cash "exercise  settlement amount" equal to (i) the amount by which the fixed  exercise  price of the option  exceeds (in the case of a put) or is less than (in the case of a call) the closing  value of the underlying index on the date of exercise,  multiplied by (ii) a fixed "index multiplier."  Receipt of this cash amount will depend upon the closing  level of the stock index upon which the option is based being  greater  than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
The amount of cash received will be equal to such difference between the closing price of the  index  and  exercise  price of the  option  expressed  in  dollars multiplied by a specified  multiple.  The writer of the option is obligated,  in return for the premium received,  to make delivery of this amount.  Gain or loss to the  Fund on  transactions  in  stock  index  options  will  depend  on price movements in the stock market generally (or in a particular  industry or segment of the market) rather than price movements of individual securities.

     As with stock  options,  the Fund may offset its  position  in stock  index options  prior to  expiration  by  entering  into a  closing  transaction  on an exchange or it may let the option expire unexercised.

     A stock index  fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the
Standard & Poor's 500 Stock  Index  ("S&P  500") or the New York Stock  Exchange
Composite  Index,  or a narrower  market index such as the Standard & Poor's 100
Index ("S&P 100").  Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the  Computer  and  Business  Equipment  Index.
Options on stock indices are currently traded on the following exchanges,  among others: The Chicago Board Options Exchange, New York Stock Exchange and American
Stock Exchange.

     The effectiveness of purchasing or writing stock index options as a hedging technique  will depend upon the extent to which  price  movements  in the Fund's portfolio  correlate with price movements of the stock index  selected.  Because the value of an index option  depends  upon  movements in the level of the index rather than the price of a  particular  stock,  whether the Fund will  realize a gain or loss from the  purchase or writing of options on an index  depends  upon movements in the level of stock prices in the stock market  generally or, in the case of certain indices, in an industry or market segment, rather than movements in the  price  of a  particular  stock.  Since  the  Fund's  portfolio  will not duplicate  the  components  of an  index,  the  correlation  will not be  exact.
Consequently,  the Fund bears the risk that the prices of the  securities  being hedged will not move in the same amount as the  hedging  instrument.  It is also possible  that there may be a negative  correlation  between  the index or other securities  underlying the hedging  instrument and the hedged  securities  which would  result  in a loss on both such  securities  and the  hedging  instrument.
Accordingly,  successful  use by the Fund of  options on stock  indices  will be subject to the Manager's ability to predict correctly movements in the direction of the  stock  market  generally  or of a  particular  industry.  This  requires different  skills  and  techniques  than  predicting  changes  in the  price  of individual stocks.

     Positions  in stock  index  options  may be closed out only on an  exchange which  provides a  secondary  market.  There can be no  assurance  that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be  possible  to close  such an  option.  The  inability  to  close  options positions  could have an adverse  impact on the  Fund's  ability to  effectively hedge its securities.

                                       18

     The Fund will not engage in  transactions  in options on stock  indices for speculative  purposes  but only to  protect  appreciation  attained,  to  offset capital  losses and to take  advantage of the liquidity  available in the option markets.

Portfolio Loan Transactions
     The Fund may loan up to 25% of its assets to  qualified  broker/dealers  or institutional  investors for their use relating to short sales or other security transactions.

     It is the understanding of the Manager that the SEC staff permits portfolio lending by registered  investment companies if certain conditions are met. These conditions are as follows:  1) each transaction must have 100% collateral in the form of cash, short-term U.S. government  securities,  or irrevocable letters of credit  payable  by banks  acceptable  to the Fund  from the  borrower;  2) this collateral  must be valued  daily and  should  the  market  value of the  loaned securities  increase,  the borrower  must furnish  additional  collateral to the
Fund; 3) the Fund must be able to terminate the loan after notice,  at any time;
4) the Fund must receive  reasonable  interest on any loan,  and any  dividends, interest or other distributions on the lent securities,  and any increase in the market value of such securities;  5) the Fund may pay reasonable  custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the  borrower;  however,  if the Trust's  Board of Trustees  know that a material  event  will occur  affecting  an  investment  loan,  they must  either terminate  the  loan in order to vote  the  proxy or enter  into an  alternative arrangement with the borrower to enable the Trustees to vote the proxy.

     The major  risk to which the Fund  would be  exposed  on a  portfolio  loan transaction  is the risk that the borrower  would go bankrupt at a time when the value of the  security  goes up.  Therefore,  the Fund will only enter into loan arrangements  after a review of all  pertinent  facts by the Manager,  under the supervision  of the Board of Trustees,  including  the  creditworthiness  of the borrowing broker, dealer or institution and then only if the consideration to be received  from such  loans  would  justify  the risk.  Creditworthiness  will be monitored on an ongoing basis by the Manager.

Real Estate Investment Trusts
     The Fund may invest in shares or convertible  bonds issued by REITs.  REITs invest  primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements  relating to its organization,  ownership, assets and income,  and a requirement  that it distribute to its shareholders at least 95% of its taxable  income (other than net capital gains) for each taxable year. The Fund  anticipates  investing only in REITs that invest the majority of their assets  directly in real property and derive their income  primarily  from rents,  which are known as "equity REITs." Equity REITs can also realize capital gains by selling properties that have appreciated in value.

Repurchase Agreements
     In order to invest its  short-term  cash  reserves  or when in a  temporary defensive posture,  the Fund may enter into repurchase  agreements with banks or broker/dealers  deemed  to be  creditworthy  by the  Manager,  under  guidelines approved  by the Board of  Trustees.  A  repurchase  agreement  is a  short-term investment in which the purchaser (i.e., the Fund) acquires  ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price,  thereby determining the yield during the purchaser's holding period.
Generally,  repurchase  agreements  are of short  duration,  often less than one week, but on occasion for longer periods. Not more than 10% of the Fund's assets may be invested in repurchase  agreements of over seven-days'  maturity or other illiquid assets.  Should an issuer of a repurchase  agreement fail to repurchase the underlying  security,  the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase  agreements to those which the Manager under the guidelines of the Board of

                                       19

Trustees  determines  to  present  minimal  credit  risks  and which are of high quality.  In addition,  the Fund must have  collateral of 102% of the repurchase
price,   including  the  portion  representing  such  Fund's  yield  under  such agreements  which is monitored on a daily basis.  Such collateral is held by the
Fund's  custodian in book entry form.  Such  agreements may be considered  loans under the 1940 Act, but the Fund considers  repurchase  agreements contracts for the purchase and sale of securities, and seeks to perfect a security interest in the  collateral  securities  so that it has the right to keep and dispose of the underlying collateral in the event of default.

     The funds in the Delaware Investments family (each a "Delaware  Investments
Fund" and  collectively,  the  Delaware  Investments  Funds")  have  obtained an exemption from the  joint-transaction  prohibitions of Section 17(d) of the 1940
Act to allow certain Delaware Investments Funds jointly to invest cash balances.
The Fund may invest cash balances in a joint repurchase  agreement in accordance with the terms of an exemptive  order and subject  generally  to the  conditions described above.

Restricted and Illiquid Securities
     Most of the  privately  placed  securities  acquired  by the  Fund  will be eligible  for  resale by the Fund  without  registration  pursuant  to Rule 144A
("Rule 144A Securities")  under the 1933 Act. While maintaining  oversight,  the
Board of  Trustees  has  delegated  to the Manager  the  day-to-day  function of determining  whether  individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid  securities.  The Board has instructed  the Manager to consider the  following  factors in  determining  the liquidity  of a Rule 144A  Security:  (i) the  frequency  of trades and  trading volume for the  security;  (ii)  whether at least  three  dealers are willing to purchase or sell the  security  and the number of  potential  purchasers;  (iii)
whether at least two dealers are making a market in the  security;  and (iv) the nature of the security and the nature of the marketplace  trades (e.g., the time needed to dispose of the  security,  the method of  soliciting  offers,  and the mechanics  of  transfer),  and  whether a  security  is listed on an  electronic network for trading the security.

     Investing in Rule 144A  Securities  could have the effect of increasing the level of the Fund's  illiquidity  to the  extent  that  qualified  institutional
buyers  become,  for  a  period  of  time,   uninterested  in  purchasing  these
securities.  If the  Manager  determines  that a Rule  144A  Security  which was previously  determined  to be liquid is no longer  liquid and, as a result,  the
Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such  securities,  the Manager will  determine  what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Warrants
     The Fund may purchase  warrants and similar  rights,  which are  privileges issued by  corporations  enabling  the  owners to  subscribe  to and  purchase a specified  number of shares of the  corporation  at a specified  price  during a specified  period of time.  The purchase of warrants  involves the risk that the
Fund could lose the  purchase  value of a warrant if the right to  subscribe  to additional shares is not exercised prior to the warrant's expiration.  Also, the purchase of warrants  involves  the risk that the  effective  price paid for the warrant added to the  subscription  price of the related security may exceed the value  of the  subscribed  security's  market  price  such as when  there  is no movement in the level of the underlying security.

When-Issued and Delayed Delivery Securities
     The Fund may  purchase  securities  on a  when-issued  or delayed  delivery basis. In such transactions, instruments are purchased with payment and delivery taking  place in the  future  in order to  secure  what is  considered  to be an advantageous  yield or price at the  time of the  transaction.  Delivery  of and payment for these  securities may take as long as a month or more after the date of the  purchase  commitment.  The Fund will  designate  cash or  securities  in amounts sufficient to cover its obligations,

                                       20

and will value the  designated  assets  daily.  The payment  obligation  and the interest  rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement.  Thus, it is possible that the market value at the time of  settlement  could be higher or lower than the  purchase  price if the general  level of  interest  rates has changed.  It is a  current  policy  of the Fund not to  enter  into  when-issued commitments  exceeding  in the  aggregate  5% of the market value of such Fund's total  assets  less  liabilities  other  than the  obligations  created by these commitments.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     The Fund has adopted a policy  generally  prohibiting  providing  portfolio holdings information to any person until after thirty calendar days have passed.
We post a list of the Fund's portfolio holdings monthly,  with a thirty day lag, on the Fund's website,  www.delawareinvestments.com.  In addition,  on a ten day lag, we also make  available a  month-end  summary  listing of the number of the
Fund's  securities,  country and asset  allocations,  and top ten securities and sectors by percentage of holdings for the Fund.  This  information  is available publicly to any and all  shareholders  free of charge once posted on the website by calling 1-800 523-1918

     Other entities,  including  institutional investors and intermediaries that distribute  the Fund's  shares,  are  generally  treated  similarly  and are not provided  with  the  Fund's  portfolio  holdings  in  advance  of when  they are generally available to the public.  Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio  holdings only to the extent necessary to perform services under agreements relating to the Funds.

     Third-party  rating  agencies and  consultants  who have signed  agreements
("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings  information  more quickly than the thirty-day lag. The  Non-Disclosure
Agreements  require  that  the  receiving  entity  hold the  information  in the strictest  confidence  and prohibit the  receiving  entity from  disclosing  the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information.  Neither
the  Fund,  the  Manager  nor  any  affiliate   receives  any   compensation  or
consideration with respect to these agreements.

     To protect  shareholders'  interests  and to avoid  conflicts  of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Fund's Chief Compliance Officer prior to such use.

     The Fund's Board of Trustees will be notified of any substantial changes to this policy.  The Fund's Board of Trustees  also  receives an annual report from the Trust's Chief Compliance  Officer on the adequacy of the Trust's  compliance with these procedures.

                             MANAGEMENT OF THE TRUST

Officers and Trustees
     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other  Delaware  Investments  Funds.  As of February 1,
2006, the Trust's officers and Trustees owned less than 1% of the

                                       21

outstanding shares of each Class of the Fund. The Trust's Trustees and principal officers are noted below along with their ages and their business experience for the past five  years.  The  Trustees  serve for  indefinite  terms  until  their resignation, death or removal.

------------ -------------- ------------ ----------------------- -----------   -------------
                                                                 Number of     Other
                                                                 Portfolios    Directorships
                                                                 in Fund       Held
                                                                 Complex       by
Name,                                                            Overseen      Trustee/
Address      Position(s)                 Principal               by Trustee/   Director
and          Held with      Length of    Occupation(s) During    Director      or
Birthdate    the Trust      Time Served  Past 5 Years            or Officer    Officer
--------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------
Jude T.         Chairman,    5 Years -      Mr. Driscoll has         87        None
Driscoll(2)     President,   Executive     served in various
2005              Chief      Officer      executive capacities
Market          Executive                  at different times
Street           Officer     2 Years -        at Delaware
Philadelphia,  and Trustee   Trustee         Investments(1)
PA 19103

March 10,
1963
--------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------
Thomas L.       Trustee      Since          Private Investor -       87        None
Bennett                      March 23,    (March 2004 - Present)
2005                         2005
Market                                     Investment Manager -
Street                                     Morgan Stanley & Co.
Philadelphia,                             (January 1984 - March
PA 19103                                         2004)

October 4,
1947
--------------------------------------------------------------------------------------------
John A. Fry     Trustee      4 Years            President -          87      Director
2005                                       Franklin & Marshall                  -
Market                                           College                     Community
Street                                    (June 2002 - Present)              Health
Philadelphia,                                                                Systems
PA 19103                                     Executive Vice
                                              President -                    Director -
May 28,                                      University of                   Allied
1960                                          Pennsylvania                   Burton
                                           (April 1995 - June                Security
                                                 2002)                       Holdings

--------------------------------------------------------------------------------------------
Anthony D.      Trustee      12 Years        Founder/Managing        87        None
Knerr                                      Director - Anthony
2005                                       Knerr & Associates
Market                                    (Strategic Consulting)
Street                                      (1990 - Present)
Philadelphia,
PA 19103

December
7, 1938

--------------------------------------------------------------------------------------------
Lucinda S.      Trustee      Since           Chief Financial         87        None
Landreth                     March 23,         Officer -
2005                         2005             Assurant, Inc.
Market                                         (Insurance)
Street                                        (2002 - 2004)
Philadelphia,
PA 19103

June 24,
1947

                                       22

--------------------------------------------------------------------------------------------
Independent Trustees (continued)
--------------------------------------------------------------------------------------------
Ann R.          Trustee      16 Years          Consultant -          87      Director
Leven                                       National Gallery of              and
2005                                               Art                       Audit
Market                                        (1994 - 1999)                  Committee
Street                                                                       Chairperson
Philadelphia,                                                                -
PA 19103                                                                     Andy
                                                                             Warhol
November                                                                     Foundation
1, 1940
                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Systemax
                                                                             Inc.

--------------------------------------------------------------------------------------------
Thomas F.       Trustee      11 Years          President/Chief       87      Director
Madison                                      Executive Officer -             -
2005                                          MLM Partners, Inc.             Banner
Market                                         (Small Business               Health
Street                                           Investing &
Philadelphia,                                    Consulting)                 Director
PA 19103                                       (January 1993 -               -
                                                   Present)                  Center
February                                                                     Point
25, 1936                                                                     Energy

                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Digital
                                                                             River
                                                                             Inc.

                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Rimage
                                                                             Corporation

                                                                             Director
                                                                             -
                                                                             Valmont
                                                                             Industries,
                                                                             Inc.

--------------------------------------------------------------------------------------------
Janet L.        Trustee      6 Years           Vice President        87        None
Yeomans                                          (January
2005                                         2003 - Present) and
Market                                       Treasurer (January
Street                                        2006 - Present)
Philadelphia,
PA 19103
                                             Ms. Yeomans has held
July 31,                                      various management
1948                                           positions at 3M
                                              Corporation since
                                                    1983.

--------------------------------------------------------------------------------------------
J. Richard      Trustee      Since                Founder -          87      Director
Zecher                       March 23,        Investor Analytics             and
2005                         2005             (Risk Management)              Audit
Market                                       (May 1999 - Present)            Committee
Street                                                                       Member
Philadelphia,                                                                -
PA 19103                                                                     Investor
                                                                             Analytics
July 3,
1940                                                                         Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Oxigene,
                                                                             Inc.

                                                                             Director -
                                                                             Sutton Asset
                                                                             Management

                                       23

--------------------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------------------
Michael P.      Senior Vice  Chief          Mr. Bishof has served    87        None(3)
Bishof          President    Financial      in various executive
2005            and Chief    Officer           capacities at
Market          Financial    since           different times at
Street          Officer      February       Delaware Investments
Philadelphia,                17, 2005
PA 19103

August 18,
1962

--------------------------------------------------------------------------------------------
David F.        Vice         Since          Mr. Connor has served    87        None(3)
Connor          President,   October        as Vice President and
2005            Deputy       25, 2005          Deputy General
Market          General                      Counsel of Delaware
Street          Counsel and                   Investments since
Philadelphia,   Secretary                           2000.
PA 19103

December
2, 1963

--------------------------------------------------------------------------------------------
David P.        Senior Vice  Since             Mr. O'Connor has      87        None(3)
O'Connor        President,   October          served in various
2005            General      25, 2005        executive and legal
Market          Counsel and                    capacities at
Street          Chief Legal                  different times at
Philadelphia,   Officer                      Delaware Investments.
PA 19103

February
21, 1966

--------------------------------------------------------------------------------------------
John J.         Senior Vice  Treasurer         Mr. O'Connor has      87        None(3)
O'Connor        President    since            served in various
2005            and          February        executive capacities
Market          Treasurer    17, 2005        at different times at
Street                                       Delaware Investments
Philadelphia,
PA 19103

June 16,
1957

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)  Delaware   Investments  is  the  marketing  name  for  Delaware  Management
     Holdings,  Inc.  and  its  subsidiaries,  including  the  Trust's  Manager, principal underwriter and transfer agent.

(2)  Mr. Driscoll is considered to be an "Interested  Trustee"  because he is an executive officer of the Trust's Manager and principal underwriter.

(3)  Messrs.  Bishof,  Connor, David P. O'Connor and John J. O'Connor also serve in similar  capacities  for the six  portfolios  of the Optimum Fund Trust, which have the same Manager,  principal  underwriter  and transfer agent as the Trust.  Mr.  John J.  O'Connor  also serves in a similar  capacity  for
     Lincoln Variable  Insurance  Products Trust,  which has the same investment adviser as the Trust.
--------------------------------------------------------------------------------

                                       24

     Following is  additional  information  regarding  investment  professionals affiliated with the Trust.

Name, Address and Birthdate      Position(s) Held with the        Length of Time Served      Principal Occupation(s) During Past 5
                                         Trust                                                               Years
--------------------------- -------------------------------- ------------------------------ ----------------------------------------
Stephen R. Cianci                Senior Vice President/                9 Years                 Mr. Cianci has served in various
2005 Market Street              Senior Portfolio Manager                                        executive capacities at different
Philadelphia, PA 19103                                                                            times at Delaware Investments.

May 12, 1969

Paul Grillo                      Senior Vice President/                11 Years                Mr. Grillo has served in various
2005 Market Street              Senior Portfolio Manager                                        executive capacities at different
Philadelphia, PA 19103                                                                            times at Delaware Investments.

May 16, 1959

Jordan L. Irving                 Vice President/Senior              Less than 1 year            Vice President/Senior Portfolio
2005 Market Street                 Portfolio Manager                                        Manager - Delaware Investment Advisers
Philadelphia, PA 19103                                                                          (a series of Delaware Management
                                                                                                         Business Trust)
December 25, 1973                                                                                    (March 2004 - Present)

                                                                                                Vice President/Portfolio Manager -
                                                                                                Merrill Lynch Investment Managers
                                                                                                   (February 1998 - March 2004)

Anthony A. Lombardi              Vice President/Senior              Less than 1 year            Vice President/Senior Portfolio
2005 Market Street                 Portfolio Manager                                        Manager - Delaware Investment Advisers
Philadelphia, PA 19103                                                                          (a series of Delaware Management
                                                                                                         Business Trust)
October 6, 1965                                                                                      (March 2004 - Present)

                                                                                                Vice President/Portfolio Manager -
                                                                                                Merrill Lynch Investment Managers
                                                                                                   (February 1998 - March 2004)

D. Tysen Nutt, Jr.               Senior Vice President/             Less than 1 year              Senior Vice President/Senior
2005 Market Street              Senior Portfolio Manager                                     Portfolio Manager - Delaware Investment
Philadelphia, PA 19103                                                                           Advisers (a series of Delaware
                                                                                                   Management Business Trust)
January 27, 1952                                                                                     (March 2004 - Present)

                                                                                                Vice President/Portfolio Manager -
                                                                                                Merrill Lynch Investment Managers
                                                                                                   (February 1998 - March 2004)

Timothy L. Rabe                  Senior Vice President/                5 Years                  Mr. Rabe has served in various
2005 Market Street              Senior Portfolio Manager                                        executive capacities at different
Philadelphia, PA 19103                                                                            times at Delaware Investments.

September 18, 1970

Robert A. Vogel, Jr.             Vice President/Senior              Less than 1 year            Vice President/Senior Portfolio
2005 Market Street                 Portfolio Manager                                        Manager - Delaware Investment Advisers
Philadelphia, PA 19103                                                                          (a series of Delaware Management
                                                                                                         Business Trust)
February 22, 1969                                                                                    (March 2004 - Present)

                                                                                                Vice President/Portfolio Manager -
                                                                                                Merrill Lynch Investment Managers
                                                                                                   (February 1998 - March 2004)

                                       25

     The following  table shows each  Trustee's  ownership of shares of the Fund and of all Delaware Investments Funds as of December 31, 2005.

----------------------- ----------------------- -----------------------------------------
                                                    Aggregate Dollar Range of Equity
                              Dollar Range       Securities in All Registered Investment
                        of Equity Securities in Companies Overseen by Trustee in Family
Name                            the Fund                of Investment Companies
----------------------- ----------------------- -----------------------------------------
Jude T. Driscoll                  None                      Over $100,000
----------------------- ----------------------- -----------------------------------------
Thomas L. Bennett                 None                          None
----------------------- ----------------------- -----------------------------------------
John A. Fry(1)                    None                      Over $100,000
----------------------- ----------------------- -----------------------------------------
Anthony D. Knerr                  None                    $10,001 - $50,000
----------------------- ----------------------- -----------------------------------------
Lucinda S. Landreth               None                    $10,001 - $50,000
----------------------- ----------------------- -----------------------------------------
Ann R. Leven                      None                      Over $100,000
----------------------- ----------------------- -----------------------------------------
Thomas F. Madison              $1-$10,000                 $10,001 - $50,000
----------------------- ----------------------- -----------------------------------------
Janet L. Yeomans                  None                   $50,001 - $100,000
----------------------- ----------------------- -----------------------------------------
J. Richard Zecher                 None                    $10,001-$50,000
----------------------- ----------------------- -----------------------------------------

(1)  As of December  31,  2005,  John A. Fry held assets in a 529 Plan  account.
     Under the terms of the Plan,  a portion of the assets  held in the Plan may be  invested in the Funds.  Mr. Fry held no shares of the Funds  outside of the Plan as of December 31, 2005.

     The following  table describes the aggregate  compensation  received by the
Trustees  from the Trust and the total  compensation  received from all Delaware
Investments  Funds for which he or she serves as a Trustee or  Director  for the fiscal year ended  October  31,  2005 and an  estimate of annual  benefits to be received upon  retirement  under the Delaware  Investments  Retirement  Plan for
Trustees/Directors  as of October 31,  2005.  Only the Trustees of the Trust who
are not  "interested  persons"  as  defined  by the 1940  Act (the  "Independent
Trustees") receive compensation from the Fund.

-------------------- ---------------- ------------------- ------------------ -------------------
                                                                              Total Compensation
                                           Pension or                        from the Investment
                         Aggregate    Retirement Benefits  Estimated Annual      Companies in
                       Compensation    Accrued as Part of   Benefits Upon          Delaware
Trustee(1,2)          from the Trust     Fund Expenses        Retirement        Investments(3)
-------------------- ---------------- ------------------- ------------------ -------------------
Walter P. Babich           $807               None               None              $59,583
-------------------- ---------------- ------------------- ------------------ -------------------
Thomas L. Bennett          $782               None               None              $65,833
-------------------- ---------------- ------------------- ------------------ -------------------
John H. Durham             $582               None               None              $42,567
-------------------- ---------------- ------------------- ------------------ -------------------
John A. Fry(4)            $1,531              None               None             $108,100
-------------------- ---------------- ------------------- ------------------ -------------------
Anthony D. Knerr          $1,651              None               None             $129,617
-------------------- ---------------- ------------------- ------------------ -------------------
Ann R. Leven              $1,632              None               None             $128,333
-------------------- ---------------- ------------------- ------------------ -------------------
Lucinda S. Landreth        $782               None               None              $65,933
-------------------- ---------------- ------------------- ------------------ -------------------
Thomas F. Madison         $1,618              None               None             $128,333
-------------------- ---------------- ------------------- ------------------ -------------------
Janet L. Yeomans          $1,549              None               None             $122,500
-------------------- ---------------- ------------------- ------------------ -------------------
J. Richard Zecher          $782               None               None              $65,833
-------------------- ---------------- ------------------- ------------------ -------------------

                                       26

--------------------------------------------------------------------------------

(1)  Under  the  terms  of  the  Delaware   Investments   Retirement   Plan  for
     Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five  continuous  years,  is  entitled to receive payments from each investment  company in the Delaware  Investments  family for which he or she serves as  Trustee/Director  for a period  equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal,  on an annual  basis,  to the amount of the annual  retainer that is paid to  Trustees/Directors  of each investment company at the time of such person's retirement.  If an eligible Trustee/Director retired as of October
     31,  2005,  he or she would be entitled  to annual  payments  totaling  the amounts noted above, in the aggregate, from all of the investment companies in  the  Delaware  Investments  family  for  which  he or she  serves  as a
     Trustee/Director,  based  on the  number  of  investment  companies  in the
     Delaware Investments family as of that date.

(2)  Walter P.  Babich and John H.  Durham  retired  from the  Trust's  Board of
     Trustees  and  each  of  the  32  investment   companies  in  the  Delaware
     Investments  family  on March  22,  2005.  Thomas L.  Bennett,  Lucinda  S.
     Landreth and J. Richard  Zecher joined the Board of  Trustees/Directors  of the 32 investment companies in the Delaware Investments family on March 23,
     2005.

(3)  Each  Independent   Trustee/Director  currently  receives  a  total  annual
     retainer  fee of $80,000  for  serving as a  Trustee/  Director  for all 32 investment  companies in the Delaware  Investments  family, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from  all  investment  companies  in the  complex.  Members  of  the  Audit
     Committee  receive  additional  compensation  of $2,500  for each  meeting.
     Members of the Nominating  Committee  receive  additional  compensation  of
     $1,700 for each meeting.  In addition,  the  chairpersons  of the Audit and
     Nominating  Committees  each  receive an annual  retainer of  $15,000.  The
     Lead/Coordinating   Trustee/Director  of  the  Delaware  Investments  Funds
     receives an additional retainer of $35,000.

(4)  In addition to this compensation,  for the 12-month period ended on October
     31, 2005, Mr. Fry received $12,975 in professional  fees from the Trust for services provided to the Trust's Board.

     The Board of Trustees has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison, Chairman; Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher. The
Audit Committee held six meetings during the Trust's last fiscal year.

     Nominating  Committee:  This  committee  recommends  board  members,  fills vacancies and considers the qualifications of board members.  The committee also monitors the performance of counsel for the Independent Trustees. The Nominating
Committee  does not  accept  nominations  for the Board from  shareholders.  The
Nominating Committee consists of the following four Independent  Trustees:  John
A. Fry,  Chairman;  Anthony  D.  Knerr;  Lucinda S.  Landreth;  and Ann R. Leven
(ex-officio).  The Nominating Committee held 10 meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board,  its committees and its activities.  The committee is comprised of all of the Trust's Independent Trustees.  The Independent Trustee Committee held five meetings during the Trust's last fiscal year.

Codes of Ethics
     The Trust,  the Manager and the Distributor have adopted Codes of Ethics in compliance with the  requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions.  Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities  that  may  be  purchased  or  held  by  the  Fund,  subject  to  the requirements  set  forth in Rule  17j-1  under  the 1940 Act and  certain  other procedures set forth in the applicable  Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

                                       27

Proxy Voting Policy
     The Trust has  formally  delegated  to the Manager the  responsibility  for making all proxy voting  decisions in relation to portfolio  securities  held by the Fund.  If and when  proxies  need to be voted on  behalf  of the  Fund,  the
Manager  will vote  such  proxies  pursuant  to its Proxy  Voting  Policies  and
Procedures  (the  "Procedures").  The Manager  has  established  a Proxy  Voting
Committee (the  "Committee")  which is responsible  for overseeing the Manager's proxy  voting  process  for the Fund.  One of the main  responsibilities  of the
Committee is to review and approve the  Procedures to ensure that the Procedures are  designed to allow the Manager to vote proxies in a manner  consistent  with the goal of voting in the best interests of the Fund.

     In order to facilitate  the actual process of voting  proxies,  the Manager has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and vote proxies  generally in accordance  with the Procedures.  The Committee is responsible for overseeing  ISS's proxy voting activities.  If a proxy has been voted for the Fund, ISS will create a record of the vote. Information,  if any, regarding how the Fund voted proxies relating to portfolio  securities  during the most recent  12-month  period ended June 30 is
available    without    charge:    (i)   through    the   Fund's    website   at
www.delawareinvestments.com; and (ii) on the SEC's website at www.sec.gov.

     The Procedures contain a general guideline that  recommendations of company management  on an issue  (particularly  routine  issues)  should be given a fair amount of weight in determining how proxy issues should be voted.  However,  the
Manager will normally vote against management's position when it runs counter to its specific Proxy Voting  Guidelines (the  "Guidelines"),  and the Manager will also  vote  against  management's  recommendation  when it  believes  that  such position is not in the best interests of the Fund.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote  proxies on behalf of the Fund.  Some  examples  of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to require  a  supermajority  shareholder  vote;  (iii)  generally  vote  for  debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved;  (iv) votes on mergers and  acquisitions  should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior  voting rights;  (vi) generally vote for proposals to authorize  preferred  stock in cases  where the  company  specifies  the voting, dividend,  conversion,  and  other  rights  of such  stock  and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute  open-market  share  repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are generally  determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions  from the company's  operations and products;  and (x) generally  vote for proposals  requesting  the company to report on its  policies  and  practices  related  to social,  environmental  and economic sustainability.

     Because the Trust has delegated  proxy voting to the Manager,  the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore  does not have  procedures  regarding  this matter.  However,  the
Manager does have a section in its Procedures  that addresses the possibility of conflicts of interest.  Most proxies that the Manager  receives on behalf of the
Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined  Procedures, it normally will not be necessary for the Manager to make an actual  determination of how to vote a particular proxy,  thereby largely eliminating  conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering

                                       28

voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any  possible  conflict of interest  involving  the
Manager or affiliated  persons of the Manager.  If a member of the Committee has actual  knowledge of a conflict of interest,  the  Committee  will  normally use another  independent  third party to do  additional  research on the  particular proxy issue in order to make a  recommendation  to the  Committee on how to vote the proxy in the best  interests of the Fund. The Committee will then review the proxy voting  materials and  recommendation  provided by ISS and the independent third party to determine  how to vote the issue in a manner which the  Committee believes is  consistent  with the  Procedures  and in the best  interests of the
Fund.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Investment Advisor
     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes investment management services to the Fund, subject to the supervision and  direction  of the Trust's  Board of  Trustees.  The Manager  also  provides investment  management  services  to certain of the other  Delaware  Investments
Funds.  Affiliates of the Manager also manage other investment  accounts.  While investment decisions for the Fund are made independently from those of the other funds and accounts,  investment  decisions for such other funds and accounts may be made at the same time as investment  decisions for the Fund. The Manager pays the salaries of all Trustees,  officers and employees  who are  affiliated  with both the Manager and the Trust.

     The Manager and its predecessors  have been managing  Delaware  Investments
Funds since 1938. As of December 31, 2005, the Manager and its affiliates within
Delaware Investments were managing in the aggregate in excess of $110 billion in assets in various  institutional or separately  managed,  investment company and insurance  accounts.  The  Manager is a series of Delaware  Management  Business
Trust,  which is an indirect,  wholly owned  subsidiary  of Delaware  Management
Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation  ("Lincoln").  Lincoln,
with headquarters in Philadelphia,  Pennsylvania,  is a diversified organization with operations in many aspects of the financial  services  industry,  including insurance and investment management.  Delaware Investments is the marketing name for DMH and its  subsidiaries.  The  Manager  and its  affiliates  own the  name
"Delaware Group." Under certain circumstances,  including the termination of the
Trust's advisory relationship with the Manager or its distribution  relationship with the  Distributor,  the Manager and its affiliates  could cause the Trust to delete the words "Delaware Group" from its name.

     The Fund's Investment  Management  Agreement is dated December 28, 1999 and was  approved by the initial  shareholder  on that date.  The  Agreement  had an initial  term of two  years  and may be  renewed  each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the
Fund to which the  Agreement  relates,  and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Trust's  Independent
Trustees who are not parties thereto or "interested  persons" (as defined in the
1940 Act) of any such party,  cast in person at a meeting called for the purpose of voting on such approval.  The Agreement is terminable  without  penalty on 60 days'  notice by the  Trust or by the  Manager.  The  Agreement  will  terminate automatically in the event of its assignment.

     As compensation for the services  rendered under the Investment  Management
Agreement,  the  Fund  shall  pay the  Manager  an  annual  management  fee as a percentage of average daily net assets equal to:

                                       29

                     ---------------------------------------------
                     0.65% on first $500 million
                     ---------------------------------------------
                     0.60% on next $500 million
                     ---------------------------------------------
                     0.55% on next $1,500 million
                     ---------------------------------------------
                     0.50% on assets in excess of $2,500 million
                     ---------------------------------------------

During the past  three  fiscal  years,  the Fund paid the  following  investment management fees:

--------------------- -----------------------------------------------------
Investment
Management Fees                  Fiscal year ended October 31
--------------------- -----------------------------------------------------
                             2005              2004              2003
--------------------- ----------------- ----------------- -----------------
Delaware Balanced
Fund                   $1,697,833 paid   $1,914,300 paid   $2,970,169 paid
--------------------- ----------------- ----------------- -----------------

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management Agreement and the Distributor under the Distribution Agreements,  the
Fund is  responsible  for all of its own expenses.  Among others,  such expenses include the Fund's  proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs;  custodian expenses;  federal and state securities  registration fees; proxy costs;  and the costs of preparing  prospectuses and reports sent to shareholders.

Distributor
     The  Distributor,  Delaware  Distributors,  L.P.,  located  at 2005  Market
Street, Philadelphia,  PA 19103-7094,  serves as the national distributor of the
Fund's shares under a Distribution Agreement dated May 15, 2003. The Distributor is an  affiliate  of the  Manager  and bears all of the costs of  promotion  and distribution,  except for  payments by the Fund Classes  under their  respective
Rule 12b-1 Plans.  The  Distributor is an indirect,  wholly owned  subsidiary of
DMH, and,  therefore,  of Lincoln.  The  Distributor  has agreed to use its best efforts to sell shares of the Fund. See the  Prospectuses for information on how to  invest.  Shares  of the  Fund  are  offered  on a  continuous  basis  by the
Distributor  and may be  purchased  through  authorized  investment  dealers  or directly by contacting the Distributor or the Trust. The Distributor also serves as national  distributor for the other Delaware  Investments Funds. The Board of
Trustees annually reviews fees paid to the Distributor.

     During the Fund's last three fiscal  years,  the  Distributor  received net commissions  from the Fund on behalf of Class A Shares,  after  re-allowances to dealers, as follows:

-----------------------------------------------------------------------------------------
                                 Class A Shares
-----------------------------------------------------------------------------------------
Fiscal Year Ended   Total Amount of Underwriting   Amounts Re-allowed  Net Commissions to
                             Commissions                Dealers            Distributor
------------------- ---------------------------- --------------------- ------------------
10/31/05                      $113,347                  $94,663              $18,684
------------------- ---------------------------- --------------------- ------------------
10/31/04                      $129,608                 $108,656              $20,952
------------------- ---------------------------- --------------------- ------------------
10/31/03                      $120,025                 $103,006              $17,019
------------------- ---------------------------- --------------------- ------------------

     During the Fund's last three fiscal years, the Distributor received, in the aggregate,  Limited  CDSC  payments  with  respect  to Fund's  Class A Shares as follows:

         ---------------------------------------------------------
                          Limited CDSC Payments
         ---------------------------------------------------------
         Fiscal Year Ended              Delaware Balanced Fund
                                                Class A
         ---------------------------- ----------------------------
         10/31/05                                $7
         ---------------------------- ----------------------------
         10/31/04                                $---
         ---------------------------- ----------------------------
         10/31/03                                $---
         ---------------------------- ----------------------------

     During the Fund's last three fiscal years, the Distributor received, in the aggregate, CDSC

                                       30

payments with respect to the Fund's Class B Shares as follows:

         ---------------------------------------------------------
                              CDSC Payments
         ---------------------------------------------------------
         Fiscal Year Ended              Delaware Balanced Fund
                                                Class B
         ---------------------------- ----------------------------
         10/31/05                               $48,786
         ---------------------------- ----------------------------
         10/31/04                               $71,623
         ---------------------------- ----------------------------
         10/31/03                              $123,687
         ---------------------------- ----------------------------

     During the Fund's last three fiscal years, the Distributor received, in the aggregate, CDSC payments with respect to the Fund's Class C Shares as follows:

         ---------------------------------------------------------
                              CDSC Payments
         ---------------------------- ----------------------------
         Fiscal Year Ended              Delaware Balanced Fund
                                                Class C
         ---------------------------- ----------------------------
         10/31/05                               $1,066
         ---------------------------- ----------------------------
         10/31/04                               $2,409
         ---------------------------- ----------------------------
         10/31/03                               $3,675
         ---------------------------- ----------------------------

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the Fund's  financial  intermediary  wholesaler  pursuant  to a Second
Amended and Restated  Financial  Intermediary  Distribution  Agreement  with the
Distributor  dated August 21, 2003.  Pursuant to such Agreement,  LFD shall: (i)
promote the sale of the Fund's shares through broker/dealers, financial advisors and other financial intermediaries  (collectively,  "Financial Intermediaries");
(ii)  create  messaging  and  packaging  for  certain  non-regulatory  sales and marketing  materials related to the Fund; and (iii) produce such  non-regulatory sales and marketing materials related to the Fund. LFD is located at 2001 Market
Street,  Philadelphia,  PA  19103-7055.  The  rate  of  compensation,  which  is calculated  and paid  monthly,  to LFD for the  sales of  shares  of the  retail
Delaware  Investments  Funds  (excluding  the shares of the  Delaware VIP Trust, money market  funds and house  accounts  and shares  redeemed  within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

-------------------------------------------------------- -----------------------
                                                          Basis Points on Sales
-------------------------------------------------------- -----------------------
Retail Mutual Funds (Class A, B and C Shares)                     0.50%
-------------------------------------------------------- -----------------------
Merrill Lynch Connect Program                                     0.25%
-------------------------------------------------------- -----------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                   0.45%
-------------------------------------------------------- -----------------------
Citigroup Global Capital Markets, Inc. (formerly
  Salomon Smith Barney) and Delaware International Value
  Equity Fund Class I Shares                                         0%
-------------------------------------------------------- -----------------------

     In addition to the  non-recurring fee set forth above, the Distributor pays
LFD a fee at the annual rate set forth below of the average  daily net assets of
Fund  shares  of  the  retail  Delaware   Investments   Funds   outstanding  and
beneficially owned by shareholders through Financial  Intermediaries,  including those Fund shares sold before the date of this Agreement.

-------------------------------------------------------- -----------------------
                                                          Basis Points on Sales
-------------------------------------------------------- -----------------------
Retail Mutual Funds (including shares of money market
  funds and house accounts and shares redeemed within
  30 days of purchase)                                            0.04%
-------------------------------------------------------- -----------------------
Merrill Lynch Connect Program                                        0%
-------------------------------------------------------- -----------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                   0.04%
-------------------------------------------------------- -----------------------
Citigroup Global Capital Markets, Inc. (formerly
  Salomon Smith Barney) and Delaware International Value
  Equity Fund Class I Shares                                      0.04%
-------------------------------------------------------- -----------------------

                                       31

     The fees associated  with LFD's services to the Fund are borne  exclusively by the Distributor and not by the Fund.

Transfer Agent
     Delaware  Service  Company,  Inc., which is an affiliate of the Manager and which is located at 2005 Market Street, Philadelphia,  PA 19103-7094,  serves as the Fund's shareholder  servicing,  dividend  disbursing and transfer agent (the
"Transfer Agent") pursuant to a Shareholders  Services Agreement dated April 19,
2001.  The Transfer  Agent is an indirect,  wholly owned  subsidiary of DMH and, therefore,  of Lincoln.  The Transfer Agent also acts as shareholder  servicing, dividend disbursing and transfer agent for other Delaware Investments Funds. The
Transfer  Agent  is  paid  a fee by  the  Funds  for  providing  these  services consisting  of an annual per  account  charge of $23.10 for each open and closed account  on its  records  and  each  account  held  on a  sub-accounting  system maintained by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  Shareholder  and Retirement  Accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

     Delaware Services Company,  Inc. also provides  accounting  services to the
Fund pursuant to a separate Fund Accounting  Agreement.  Those services  include performing all functions related to calculating the Fund's NAV and providing all financial  reporting services,  regulatory  compliance testing and other related accounting services. For its services, Delaware Services Company, Inc. is paid a fee based on total assets of all of the Delaware  Investments Funds for which it provides such accounting services.  Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which Delaware Services Company,  Inc.
furnishes accounting  services.  The fees are charged to each Fund and the other
Delaware  Investments Funds, on an aggregate pro rata basis. The asset-based fee payable to the  Delaware  Services  Company,  Inc.  is subject to a minimum  fee calculation based on the type and number of classes per Fund.

     The Fund  has  authorized  one or more  brokers  to  accept  on its  behalf purchase and redemption  orders in addition to the Transfer Agent.  Such brokers are  authorized  to  designate  other  intermediaries  to  accept  purchase  and redemption orders on the behalf of the Funds. For purposes of pricing,  the Fund will be  deemed  to  have  received  a  purchase  or  redemption  order  when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.  Investors  may be charged a fee when  effecting  transactions  through a broker or agent.

Custodian
     The JPMorgan Chase Bank ("JPMorgan"),  4 Chase Metrotech Center,  Brooklyn,
NY 11245 is custodian of the Fund's  securities  and cash.  As custodian for the
Fund, JPMorgan maintains a separate account or accounts for the Fund;  receives, holds and releases  portfolio  securities  on account of the Fund;  receives and disburses  money on behalf of the Fund;  and collects  and  receives  income and other payments and distributions on account of the Fund's portfolio securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

                               PORTFOLIO MANAGERS
Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each  portfolio

                                       32

manager is primarily responsible as of October 31, 2005.

                                                                                                              Total Assets in
                                                                                 No. of Accounts with          Accounts with
                                     No. of                                     Performance-Based Fees          Performance-
                                     Accounts         Total Assets Managed                                       Based Fees

D. Tysen Nutt, Jr.
    Registered Investment Companies        8             $2.4 billion                      -                          -
    Other Pooled Investment                -                  -                            -                          -
    Vehicles
    Other Accounts                        16             $1.3 billion

Jordan L. Irving
    Registered Investment Companies        8             $2.4 billion                      -                          -
    Other Pooled Investment                -                  -                            -                          -
    Vehicles
    Other Accounts                        16             $1.3 billion

Anthony A. Lombardi
    Registered Investment Companies        8             $2.4 billion                      -                          -
    Other Pooled Investment                -                  -                            -                          -
    Vehicles
    Other Accounts                        16             $1.3 billion

Robert A. Vogel, Jr.
    Registered Investment Companies        8             $2.4 billion                      -                          -
    Other Pooled Investment                -                  -                            -                          -
    Vehicles
    Other Accounts                        16             $1.3 billion

Paul Grillo
    Registered Investment Companies       12             $1.5 billion                      -                          -
    Other Pooled Investment                2             $11.4 million                     -                          -
    Vehicles
    Other Accounts                        32             $1.5 billion

Stephen R. Cianci
    Registered Investment Companies       12             $1.5 billion                      -                          -
    Other Pooled Investment                2             $11.4 million                     -                          -
    Vehicles
    Other Accounts                        32             $1.5 billion

Timothy L. Rabe
    Registered Investment Companies       13             $2.5 billion                      -                          -
    Other Pooled Investment                -                  -                            -                          -
    Vehicles
    Other Accounts                         2             $19.1 million

                                       33

Description of Potential Material Conflicts of Interest
     Individual  portfolio managers may perform investment  management  services for other  accounts  similar to those  provided  to the Fund and the  investment action for each account and the Fund may differ. For example, one account or the
Fund  may be  selling  a  security,  while  another  account  or the Fund may be purchasing or holding the same security. As a result,  transactions executed for one account and the Fund may adversely  affect the value of  securities  held by another account.  Additionally, the management of multiple accounts and the Fund may give rise to potential  conflicts of interest,  as a portfolio  manager must allocate time and effort to multiple  accounts and Fund. A portfolio manager may discover  an  investment  opportunity  that may be  suitable  for more  than one account or the Fund. The investment opportunity may be limited, however, so that all accounts and the Fund for which the investment  would be suitable may not be able to  participate.  The Manager has adopted  procedures  designed to allocate investments fairly across multiple accounts.

     A portfolio  manager's  management  of personal  accounts  also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio's manager's compensation consists of the following:

     Base Salary:  Each named  portfolio  manager  receives a fixed base salary.
Salaries are  determined  by a  comparison  to industry  data  prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus:  Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative  and qualitative  factors.  There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments  is first  determined  by  mathematical  equation  based on all  assets managed (including investment companies,  insurance product-related accounts and other separate  accounts),  management fees and related expenses (including fund waiver  expenses) for registered  investment  companies,  pooled  vehicles,  and managed separate  accounts.  Generally,  50%-70% of the bonus is  quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus
is  quantitatively   determined.  For  investment  companies,  each  manager  is compensated based on a fund's Lipper peer group percentile ranking on a one-year and three-year  basis,  equally  weighted.  For managed separate  accounts,  the portfolio managers are compensated according to the composite percentile ranking against the Frank  Russell and Callan  Associates  databases  on a one-year  and three-year basis, with three-year performance more heavily weighted. There is no objective  award  for a fund  that  falls  below  the 50th  percentile  over the three-year  period.  There is a sliding scale for investment  companies that are ranked above the 50th percentile.  The remaining 30%-50% portion of the bonus is discretionary  as  determined  by the Manager and takes into account  subjective factors.

     Deferred  Compensation:   Each  named  portfolio  manager  is  eligible  to
participate in the Lincoln National Corporation  Executive Deferred Compensation
Plan,  which is available  to all  employees  whose income  exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating  employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive  Plan/Equity  Compensation Plan:  Portfolio managers may be awarded options to purchase common shares of Delaware  Investments  U.S.,
Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan
(non-statutory or "non-qualified" stock options). In addition,  certain managers may be awarded  restricted  stock units,  or  "performance  shares," in Lincoln.

                                       34

Delaware Investments U.S., Inc., is an indirect,  wholly owned subsidiary of DMH and, therefore, of Lincoln.

     The Delaware  Investments  U.S.,  Inc. Stock Option Plan was established in
2001 in order to provide certain investment personnel of the Manager with a more direct means of participating  in the growth of the Manager.  Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after  issuance.  Options are awarded  from time to time by the  Manager  in its  full  discretion.  Option  awards  may be based in part on seniority. The fair market value of the shares is normally determined as of each
June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the  shareholder  may put them back to the issuer or the shares may be called back from the shareholder.

     Portfolio managers who do not participate in the Delaware Investments U.S.,
Inc.  Stock  Option Plan are  eligible to  participate  in  Lincoln's  Long-Term
Incentive Plan,  which is designed to provide a long-term  incentive to officers of  Lincoln.  Under the plan,  a  specified  number of  performance  shares  are allocated  to each unit and are awarded to  participants  in the  discretion  of their managers in accordance with  recommended  targets related to the number of employees  in a unit that may  receive  an award and the  number of shares to be awarded.  The performance  shares have a three year vesting schedule and, at the end of the three years,  the actual  number of shares  distributed  to those who received  awards  may be equal to,  greater  than or less than the amount of the award based on Lincoln's  achievement of certain performance goals relative to a pre-determined peer group.

     Other  Compensation:  Portfolio  managers may also  participate  in benefit plans and programs available generally to all employees.

Ownership of Fund Shares
     As of October 31, 2005, the portfolio managers owned no shares of the Fund.

                         TRADING PRACTICES AND BROKERAGE

     The Manager selects broker/dealers to execute transactions on behalf of the
Fund  for the  purchase  or sale of  portfolio  securities  on the  basis of its judgment of their  professional  capability to provide the service.  The primary consideration in selecting  broker/dealers is to seek those  broker/dealers  who provide best  execution  for the Fund.  Best  execution  refers to many factors, including the price paid or received for a security, the commission charged, the promptness  and  reliability  of execution,  the  confidentiality  and placement accorded the order and other factors  affecting the overall benefit  obtained by the account on the transaction. A number of trades are made on a net basis where the Fund either buys  securities  directly  from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the  difference  between the buy and sell price) which is the equivalent of a commission.  When a commission is paid, the Fund pays reasonable  brokerage commission rates based upon the professional  knowledge of the Manager's trading department as to rates paid and charged for similar transactions  throughout the
securities  industry.  In  some  instances,   the  Fund  pays  a  minimal  share
transaction cost when the transaction presents no difficulty.

     During  the  fiscal  years  ended  October  31,  2003,  2004 and 2005,  the aggregate  dollar  amounts  of  brokerage  commissions  paid  by the  Fund  were
$536,417, $554,296 and $194,386 respectively.

     The Manager may allocate out of all commission business generated by all of
the  funds  and   accounts   under  its   management,   brokerage   business  to
broker/dealers  who provide  brokerage  and research  services.  These  services include advice,  either directly or through publications or writings,  as to the value

                                       35

of  securities,   the  advisability  of  investing  in,  purchasing  or  selling securities,  and the  availability  of  securities  or  purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries;  providing information on economic factors and trends;  assisting in determining portfolio strategy; providing computer software and hardware used in security analyses;  and providing portfolio performance evaluation and technical market  analyses.  Such services are used by the Manager in connection  with its investment  decision-making  process  with  respect  to one or  more  funds  and accounts managed by it, and may not be used, or used  exclusively,  with respect to the fund or account generating the brokerage.

     As provided in the 1934 Act and the Fund's Investment Management Agreement,
higher  commissions  are  permitted  to be paid to  broker/dealers  who  provide brokerage and research services than to  broker/dealers  who do not provide such services if such higher  commissions  are deemed  reasonable  in relation to the value of the brokerage and research  services  provided.  Although  transactions directed to broker/dealers  who provide such brokerage and research services may result in the Fund paying  higher  commissions,  the Manager  believes that such commissions  are  reasonable  in  relation  to the  value of the  brokerage  and research services provided.  In some instances,  services may be provided to the
Manager which  constitute in some part  brokerage and research  services used by the  Manager in  connection  with its  investment  decision-making  process  and constitute  in  some  part  services  used by the  Manager  in  connection  with administrative or other functions not related to its investment  decision-making process.  In such  cases,  the  Manager  will make a good  faith  allocation  of brokerage  and  research  services  and  will pay out of its own  resources  for services  used  by the  Manager  in  connection  with  administrative  or  other functions not related to its investment decision-making process. In addition, so
long  as  no  fund  is  disadvantaged,   portfolio  transactions  that  generate
commissions  or their  equivalent  are allocated to  broker/dealers  who provide daily portfolio  pricing services to the Fund and to other Delaware  Investments
Funds.  Subject to best execution,  commissions  allocated to brokers  providing such pricing  services may or may not be  generated by the funds  receiving  the pricing service.

     During the fiscal year ended October 31, 2005,  portfolio  transactions  of the Fund in the amount of  $42,241,142  resulting  in brokerage  commissions  of
$50,105 were paid to brokers for brokerage and research services provided.

     As of October 31, 2005,  the Fund held the following  amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents:

------------------ ------------------------- -----------------------------
                   Regular Broker/Dealer                Value
------------------ ------------------------- -----------------------------

------------------ ------------------------- -----------------------------
Balanced Fund      Morgan Stanley                     $4,983,956
------------------ ------------------------- -----------------------------

     The  Manager may place a combined  order for two or more  accounts or funds engaged in the purchase or sale of the same security if, in its judgment,  joint execution is in the best  interest of each  participant  and will result in best execution.  Transactions  involving  commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different  prices,  each account  participating in the order that receives  allocation  may be allocated an average price obtained from the  executing  broker.  It is  believed  that the  ability of the  accounts  to participate in volume  transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders  could  adversely  affect  the  price or volume  of the  security  that a particular  account or fund may obtain, it is the opinion of the Manager and the
Trust's Board of Trustees that the  advantages of combined  orders  outweigh the possible disadvantages of separate transactions.

                                       36

     Consistent  with the  National  Association  of  Securities  Dealers,  Inc.
("NASD") rules, and subject to seeking best execution, the Fund may place orders with  broker/dealers that have agreed to defray certain expenses of the Delaware
Investments Funds, such as custodian fees.

     In 2005,  the Fund was  given the  authority  to begin  participation  in a commission  recapture  program.  Under the program  and subject to seeking  best execution (as described in the first paragraph in this section), the Fund(s) may direct certain security trades to brokers who have agreed to rebate a portion of the  related  brokerage  commission  to the  Fund in cash.  Any such  commission rebates  will be included  in realized  gain on  securities  in the  appropriate
financial   statements  of  the  Fund.  The  Manager  and  its  affiliates  have previously,  and may in the future, act as an investment advisor to mutual funds or  separate  accounts  affiliated  with  the  administrator  of the  commission recapture program described above. In addition,  affiliates of the administrator act as consultants in helping  institutional  clients choose investment advisors and may also participate in other types of businesses and provide other services in the investment management industry.

                                  CAPITAL STOCK

Capitalization
     The Trust has a present unlimited authorized number of shares of beneficial interest with no par value  allocated to each Class of the Fund. All shares are, when issued in accordance with the Trust's prospectuses, registration statement, governing instruments and applicable law, fully paid and non-assessable.  Shares do not have preemptive rights.  All shares represent an undivided  proportionate interest in the assets of the Fund, and each share class has the same voting and other  rights and  preferences  as the other  classes of the Fund,  except  that shares of the Institutional  Class may not vote on any matter affecting the Fund
Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Fund  Classes  may vote only on matters  affecting  the Rule 12b-1 Plan that relates to the class of shares  they hold.  However,  Class B Shares of the Fund may vote on any proposal to increase  materially the fees to be paid by the Fund under the Rule 12b-1 Plan  relating to Class A Shares.  General  expenses of the
Fund will be  allocated  on a pro-rata  basis to the classes  according to asset size,  except  that  expenses  of the Fund  Classes'  Rule  12b-1  Plans will be allocated solely to those classes.

     Effective  as of the close of business on December  27,  1996,  the Trust's name was changed from  Delaware  Group  Delaware  Fund,  Inc. to Delaware  Group
Equity  Funds I, Inc.,  and the name of the Common  Stock  series was changed to
Delaware  Fund series.  Effective as of December 28, 1999,  the Trust's name was changed from Delaware  Group Equity Funds I, Inc. to Delaware Group Equity Funds
I as part of a re-domestication.

     Prior to November 9, 1992, the Trust offered only one series,  which is now known as the Fund and one class of  shares,  Class A Shares.  The Fund  began to offer  Institutional  Class Shares,  Class B Shares,  Class C Shares and Class R
Shares on November 9, 1992,  September  6, 1994,  November  29, 1995 and June 2,
2003,  respectively.  Prior to September 6, 1994, the Fund's Class A Shares were known as the Delaware Fund Class and the Fund's  Institutional Class Shares were known as  Delaware  Fund  (Institutional)  Class.  Effective  as of the close of business on December  29,  1998,  the name of the  Delaware  Fund was changed to
Delaware Balanced Fund.

Non-cumulative Voting
     The Trust's shares have non-cumulative  voting rights, which means that the holders of more than

                                       37

50% of the shares of the Trust voting for the election of Trustees can elect all the  Trustees if they  choose to do so,  and, in such event,  the holders of the remaining shares will not be able to elect any Trustees.

                                PURCHASING SHARES

General Information
     The Trust  reserves the right to suspend  sales of Fund shares,  and reject any order for the purchase of Fund shares if in the opinion of  management  such rejection  is in the  Fund's  best  interest.  The  minimum  initial  investment generally  is  $1,000  for Class A  Shares,  Class B Shares  and Class C Shares.
Subsequent  purchases  of such  Classes  generally  must be at least  $100.  The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers,  trustees and employees of any Delaware Investments Fund, the  Manager  or any of the  Manager's  affiliates  if the  purchases  are  made pursuant  to a payroll  deduction  program.  Shares  purchased  pursuant  to the
Uniform  Gifts to Minors  Act or  Uniform  Transfers  to Minors  Act and  shares purchased  in  connection  with an  Automatic  Investing  Plan are  subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class R and the Institutional  Classes, but certain eligibility requirements must be satisfied.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000.  See "Investment Plans" for purchase limitations  applicable to retirement  plans.  The  Trust  will  reject  any  purchase  order for more than
$100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these  limitations  by making  cumulative  purchases over a period of time.  In doing so, an  investor  should  keep in mind,  however,  that  reduced front-end  sales  charges  apply to  investments  of  $50,000 or more in Class A
Shares,  and that Class A Shares are  subject  to lower  annual  Rule 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a contingent deferred sales charge ("CDSC").

     Selling dealers are  responsible for  transmitting  orders  promptly.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss  incurred.  The Fund can  redeem  shares  from your  account(s)  to reimburse  itself for any loss,  and you may be  restricted  from making  future purchases in any of the Delaware  Investments Funds. The Fund reserves the right to reject  purchase  orders  paid by  third-party  checks or checks that are not drawn on a domestic branch of a United States financial institution.  If a check drawn on a foreign  financial  institution  is  accepted,  you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right,  following shareholder  notification,  to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account  balance for a period of three or more  consecutive  months.  Holders of such  accounts  may be  notified of their insufficient  account  balance and  advised  that they have until the end of the current  calendar  quarter to raise their balance to the stated minimum.  If the account has not reached the minimum  balance  requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent  calendar quarter until the  account is brought  up to the  minimum  balance.  The  service  fee will be deducted from the account during the first week of each calendar quarter for the previous  quarter,  and  will be used to help  defray  the  cost of  maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The Fund  also  reserves  the  right,  upon 60  days'  written  notice,  to involuntarily  redeem  accounts that remain under the minimum  initial  purchase amount as a result of redemptions. An investor making

                                       38

the minimum initial investment may be subject to involuntary  redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     The NASD has adopted amendments to its Conduct Rules, as amended,  relating to investment  company sales charges.  The Trust and the  Distributor  intend to operate in compliance with these rules.

     Class A Shares are purchased at the offering price which reflects a maximum front-end  sales charge of 5.75%;  however,  lower front-end sales charges apply for larger  purchases.  See the table in the Fund Classes'  Prospectus.  Class A
Shares are also  subject to annual Rule 12b-1 Plan  expenses for the life of the investment.

     Class B Shares are purchased at NAV and are subject to a CDSC of: (i) 4.00%
if shares are  redeemed  within one year of  purchase;  (ii) 3.25% if shares are redeemed  during  the  second  year after  purchase;  (iii)  2.75% if shares are redeemed  during the third  year  following  purchase;  (iv) 2.25% if shares are redeemed  during  the fourth and fifth  year  following  purchase;  (v) 1.50% if shares  are  redeemed  during  the sixth year  following  purchase;  and (vi) 0%
thereafter.  Class B Shares are also subject to annual Rule 12b-1 Plan  expenses which are higher than those to which Class A Shares are subject and are assessed against  Class B Shares  for  approximately  eight  years  after  purchase.  See
"Automatic Conversion of Class B Shares," below.

     Class C Shares are  purchased  at NAV and are subject to a CDSC of 1.00% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment  which are equal to those to which Class B Shares are subject.

     Class R Shares are purchased at the NAV per share without the imposition of a  front-end  sales  charge or CDSC.  Class R Shares are  subject to annual Rule
12b-1 Plan expenses for the life of the investment.

     Institutional  Class Shares are  purchased at the NAV per share without the imposition of a front-end charge, CDSC or Rule 12b-1 Plan expenses.

     See "Plans Under Rule 12b-1 for the Fund Classes" and "Determining Offering
Price and Net Asset Value" below for more information.

     Class A  Shares,  Class  B  Shares,  Class C  Shares,  Class R  Shares  and
Institutional  Class  Shares  represent a  proportionate  interest in the Fund's assets and will receive a  proportionate  interest in the Fund's income,  before application, as to Class A, Class B, Class C and Class R Shares, of any expenses under the Fund's Rule 12b-1 Plans.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates were previously  issued for Class A Shares and Institutional  Class
Shares  of  the  Fund.   However,   purchases  not  involving  the  issuance  of
certificates  are  confirmed to the  investor and credited to the  shareholder's account on the books  maintained by the Transfer  Agent.  The investor will have the same rights of ownership with respect to such shares as if certificates  had been issued.  An investor will be permitted to obtain a  certificate  in certain limited  circumstances that are approved by an appropriate  officer of the Fund.
No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement  certificates for lost or stolen certificates except in certain limited  circumstances that are approved by an appropriate officer of the Fund.  In those  circumstances,  a  shareholder  may be  subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of  obtaining a bond  covering the lost or stolen  certificate.  Please contact the Trust for further information. Investors who hold

                                       39

certificates  representing  any of their  shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements -- Class A, Class B and Class C Shares
     The alternative purchase arrangements of Class A Shares, Class B Shares and
Class C Shares permit  investors to choose the method of purchasing  shares that is most suitable for their needs given the amount of their purchase,  the length of time they  expect to hold  their  shares  and other  relevant  circumstances.
Investors should determine whether, given their particular circumstances,  it is more  advantageous to purchase Class A Shares and incur a front-end sales charge and annual  Rule 12b-1 Plan  expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares,  or to  purchase  either  Class B or Class C
Shares and have the entire initial purchase amount invested in the Fund with the investment  thereafter  subject to a CDSC and annual  Rule 12b-1 Plan  expenses.
Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of  purchase.  Class B and Class C Shares  are each  subject to annual Rule 12b-1 Plan  expenses of up to a maximum of 1.00% (0.25% of which are service  fees to be paid to the  Distributor,  dealers or others  for  providing personal service and/or maintaining  shareholder  accounts) of average daily net assets of the respective  Class.  Class B Shares will  automatically  convert to
Class A Shares at the end of eight  years after  purchase  and,  thereafter,  be subject  to annual  Rule  12b-1  Plan  expenses  of up to a maximum  of 0.30% of average daily net assets of such shares.  Unlike Class B Shares,  Class C Shares do not convert to another Class.

     The higher  Rule 12b-1 Plan  expenses  on Class B Shares and Class C Shares will be  offset to the  extent a return  is  realized  on the  additional  money initially  invested upon the purchase of such shares.  However,  there can be no assurance  as to the return,  if any,  that will be realized on such  additional money.  In addition,  the effect of any return earned on such  additional  money will  diminish  over  time.  In  comparing  Class B Shares  to  Class C  Shares, investors  should  also  consider  the  duration  of the annual  Rule 12b-1 Plan expenses  to which each of the  classes is subject  and the  desirability  of an automatic conversion feature, which is available only for Class B Shares.

     Class R Shares  have no  front-end  sales  charge and are not  subject to a
CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A
Shares  generally are not available for purchase by anyone qualified to purchase
Class R Shares.

     In comparing Class B Shares and Class C Shares to Class R Shares, investors should  consider the higher Rule 12b-1 Plan expenses on Class B Shares and Class
C Shares.  Investors also should consider the fact that, like Class B Shares and
Class C Shares,  Class R Shares do not have a front-end sales charge and, unlike
Class B Shares and Class C Shares,  Class R Shares are not subject to a CDSC. In
Comparing Class B Shares to Class R Shares,  investors  should also consider the duration  of the annual  Rule 12b-1 Plan  expenses to which the Class is subject and the desirability of an automatic  conversion feature to Class A Shares (with lower annual Rule 12b-1 Plan fees),  which is available  only for Class B Shares and does not subject the investor to a CDSC.

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Fund,  the  Distributor  and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule
12b-1 Plan fees and, in the case of Class B Shares and Class C Shares,  from the proceeds of the Rule 12b-1 Plan fees and, if applicable,  the CDSC incurred upon redemption,  and in the case of Class R Shares,  from the  proceeds  of the Rule
12b-1 Plan fees.  Financial  advisors  may receive  different  compensation  for selling  Class A  Shares,  Class B  Shares,  Class C Shares  and Class R Shares.
Investors should understand that the purpose and function of the respective Rule
12b-1 Plans  (including for Class R Shares) and the CDSCs  applicable to Class B
Shares and Class C Shares are the

                                       40

same as those of the Rule 12b-1 Plan and the front-end  sales charge  applicable to  Class A Shares  in that  such  fees and  charges  are  used to  finance  the distribution of the respective Classes. See "Plans Under Rule 12b-1 for the Fund
Classes" below.

     Dividends,  if any, paid on the Fund Classes will be calculated in the same manner,  at the same  time  and on the same day and will be in the same  amount, except that the amount of Rule 12b-1 Plan  expenses  relating to Class A Shares,
Class B Shares,  Class C Shares and Class R Shares will be borne  exclusively by such shares. See "Determining Offering Price and Net Asset Value" below.

     Class A  Shares:  Purchases  of  $50,000  or more of Class A Shares  at the offering  price carry reduced  front-end  sales charges as shown in the table in the Fund  Classes'  Prospectus,  and may  include a series of  purchases  over a
13-month  period  under a Letter  of  Intention  signed  by the  purchaser.  See
"Special Purchase Features - Class A Shares," below for more information on ways in which investors can avail  themselves of reduced  front-end sales charges and other purchase features.

     From  time  to  time,  upon  written  notice  to all of  its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The  Distributor  should be contacted for further  information on these requirements  as well as the basis and  circumstances  upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities  under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
     As  described in the Fund  Classes'  Prospectus,  for initial  purchases of
Class A Shares of $1,000,000 or more, a dealer's  commission  may be paid by the
Distributor to financial advisors through whom such purchases are effected.

     In  determining  a  financial   advisor's   eligibility  for  the  dealer's
commission,  purchases of Class A Shares of other Delaware  Investments Funds as to which a Limited  CDSC  applies  (see  "Contingent  Deferred  Sales Charge for
Certain  Redemptions  of Class A Shares  Purchased  at Net  Asset  Value"  under
"Redemption and Exchange") may be aggregated with those of the Class A Shares of the Fund.  Financial advisors also may be eligible for a dealer's  commission in connection  with certain  purchases made under a Letter of Intention or pursuant to an investor's  Right of Accumulation.  Financial  advisors should contact the
Distributor  concerning  the  applicability  and  calculation  of  the  dealer's commission in the case of combined purchases.

     An  exchange  from other  Delaware  Investments  Funds will not qualify for payment of the  dealer's  commission,  unless a dealer's  commission  or similar payment has not been previously paid on the assets being exchanged. The schedule and  program  for payment of the  dealer's  commission  are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
     Class B Shares and Class C Shares are purchased  without a front-end  sales charge. Class B Shares redeemed within six years of purchase may be subject to a
CDSC at the rates set forth above,  and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar  amount  subject to the CDSC.  The charge  will be  assessed on an amount  equal to the  lesser of the NAV at the time of  purchase  of the  shares being  redeemed or the NAV of those  shares at the time of  redemption.  No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a
CDSC be assessed on  redemptions  of shares  acquired  through  reinvestment  of dividends or capital gains distributions. For purposes of this formula, the "NAV at the time of purchase"

                                       41

will be the NAV at  purchase  of Class B Shares  or Class C Shares  of the Fund, even if those  shares  are  later  exchanged  for  shares  of  another  Delaware
Investments  Fund.  In the event of an exchange of the shares,  the "NAV of such shares  at the  time of  redemption"  will be the NAV of the  shares  that  were acquired in the  exchange.  See the Fund Classes'  Prospectus  for a list of the instances in which the CDSC is waived.

     During the seventh year after  purchase and,  thereafter,  until  converted automatically  into Class A Shares,  Class B Shares will still be subject to the annual Rule 12b-1 Plan  expenses  of up to 1.00% of average  daily net assets of those shares.  At the end of eight years after purchase,  an investor's  Class B
Shares  will be  automatically  converted  into Class A Shares of the Fund.  See
"Automatic  Conversion of Class B Shares" below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed  that  shares held for more than six years are  redeemed  first,
followed  by  shares   acquired   through  the   reinvestment  of  dividends  or
distributions,  and finally by shares held longest  during the six-year  period.
With  respect to Class C Shares,  it will be assumed  that  shares held for more than 12 months are  redeemed  first  followed  by shares  acquired  through  the reinvestment  of dividends or  distributions,  and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative - Class B Shares
     Class B Shares may be  purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of an  investor's  purchase  payment  will be invested  in Fund  shares.  The  Distributor  currently  compensates  dealers or brokers for selling  Class B Shares at the time of purchase  from its own assets in an  amount  equal  to no more  than 5% of the  dollar  amount  purchased.  In addition,  from time to time,  upon written  notice to all of its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor  may pay additional  compensation  to dealers or brokers for selling
Class B Shares at the time of purchase.  As discussed  below,  however,  Class B
Shares are subject to annual Rule 12b-1 Plan  expenses  and, if redeemed  within six years of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B
Shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the
CDSC and the proceeds of the Rule 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B Shares who  exercise the  exchange  privilege  described below  will  continue  to be  subject  to the CDSC  schedule  for Class B Shares described  in this Part B, even after the  exchange.  Such CDSC  schedule may be higher  than the CDSC  schedule  for Class B Shares  acquired as a result of the exchange. See "Redemption and Exchange" below.

Automatic Conversion of Class B Shares
     Class  B  Shares,  other  than  shares  acquired  through  reinvestment  of dividends,  held for eight years  after  purchase  are  eligible  for  automatic conversion  into  Class A Shares.  Conversions  of Class B Shares  into  Class A
Shares will occur only four times in any calendar year, on the 18th day (or next business  day) of March,  June,  September  and December  (each,  a  "Conversion
Date"). If the eighth anniversary after a

                                       42

purchase of Class B Shares falls on a Conversion  Date,  an  investor's  Class B
Shares will be converted on that date. If the eighth  anniversary occurs between
Conversion  Dates,  an  investor's  Class B Shares will be converted on the next
Conversion Date after such anniversary.  Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three  additional  months after the eighth anniversary of purchase before the shares will automatically  convert into Class
A Shares.

     Class B Shares of the Fund  acquired  through a  reinvestment  of dividends will convert to Class A Shares of the Fund  pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

     All such automatic  conversions of Class B Shares will constitute  tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
     Class C Shares may be  purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of the  investor's  purchase  payment will be invested  in Fund  shares.  The  Distributor  currently  compensates  dealers or brokers for selling  Class C Shares at the time of purchase  from its own assets in an amount  equal to no more than 1.00% of the  dollar  amount  purchased.  As discussed  below,  Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C
Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C Shares who  exercise the  exchange  privilege  described below will continue to be subject to the CDSC  schedule for Class C Shares.  See
"Redemption and Exchange" below.

Plans Under Rule 12b-1 for the Fund Classes
     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of Class A  Shares,  Class B  Shares,  Class C Shares  and Class R
Shares of the Fund (the "Plans").  Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the  Class of  shares  to which  the Plan  applies.  The  Plans do not  apply to
Institutional  Class  Shares.  Such shares are not included in  calculating  the
Plans'  fees,  and the  Plans are not used to  assist  in the  distribution  and
marketing  of  shares  of  the   Institutional   Class.   Shareholders   of  the
Institutional Class may not vote on matters affecting the Plans.

     The Plans permit the Fund, pursuant to its Distribution  Agreement,  to pay out of the assets of Class A Shares,  Class B Shares, Class C Shares and Class R
Shares  monthly  fees  to the  Distributor  for its  services  and  expenses  in distributing  and  promoting  sales of shares of such  classes.  These  expenses include, among other things,  preparing and distributing  advertisements,  sales literature,  and prospectuses and reports used for sales purposes,  compensating sales and marketing personnel,  holding special promotions for specified periods of time and paying  distribution  and maintenance  fees to brokers,  dealers and others.  In connection  with the  promotion of shares of the Fund  Classes,  the
Distributor  may,  from time to time,  pay to  participate  in  dealer-sponsored seminars  and  conferences,  and  reimburse  dealers  for  expenses  incurred in
connection  with  pre-approved  seminars,   conferences  and  advertising.   The
Distributor  may pay or allow  additional  promotional  incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.

                                       43

     In addition,  the Fund may make  payments  from the Rule 12b-1 Plan fees of its  respective  Classes  directly  to  others,  such as  banks,  who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service  agreements  with the Trust.  The Plan  expenses  relating to Class B
Shares,  Class C Shares and Class R Shares are also used to pay the  Distributor for advancing the  commission  costs to dealers with respect to the initial sale of such shares.

     The  maximum  aggregate  fee  payable by the Fund under the Plans,  and the
Fund's  Distribution  Agreement,  is on an annual basis,  up to 0.30% of average daily net assets of Class A Shares, up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or  maintaining  shareholder  accounts)  of each of the Class B Shares'  and
Class C Shares' average daily net assets for the year and up to 0.60% of Class R
Shares' average daily net assets for the year. The Distributor may  reduce/waive these amounts at any time.

     Effective June 1, 1992, the Trust's Board of Trustees  determined  that the annual fee,  payable on a monthly basis, for the Fund's Class A Shares under its
Plan will be equal to the sum of: (i) the amount  obtained by multiplying  0.30%
by the average  daily net assets  represented  by the Fund's Class A Shares that were  acquired  by  shareholders  on or after June 1, 1992;  and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by the
Fund's Class A Shares that were acquired before June 1, 1992.  While this is the method for  calculating  the Rule  12b-1  fees to be paid by the Fund's  Class A
Shares,  the fee is a Class  expense  so that all  shareholders  of that  Class, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same per share rate.  As the Fund's Class A Shares are sold on or after June
1, 1992,  the initial rate of at least 0.10% will increase  over time.  Thus, as the  proportion of the Fund's Class A Shares  purchased on or after June 1, 1992 to the Fund's Class A Shares  outstanding  prior to June 1, 1992 increases,  the expenses  attributable  to payments  under the Plan will also increase (but will not exceed 0.30% of average daily net assets).  While this describes the current formula for  calculating the fees which will be payable under the Plan, the Plan permits the Fund to pay a full 0.30% on the Class A Shares' assets at any time.

     While payments pursuant to the Plans may not exceed the foregoing  amounts, the Plans do not limit fees to amounts actually expended by the Distributor.  It is  therefore  possible  that  the  Distributor  may  realize  a  profit  in any
particular  year.   However,   the  Distributor   currently   expects  that  its
distribution  expenses  will  likely  equal or exceed  payments  to it under the
Plans. The Distributor  may,  however,  incur such additional  expenses and make
additional   payments  to  dealers  from  its  own   resources  to  promote  the
distribution  of  shares  of the Fund  Classes.  The  monthly  fees  paid to the
Distributor  under the Plans are  subject  to the  review  and  approval  of the
Trust's Independent Trustees,  who may reduce the fees or terminate the Plans at any time.

     All of the  distribution  expenses  incurred by the Distributor and others, such as  broker/dealers,  in  excess  of the  amount  paid on  behalf of Class A
Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any  reimbursement  from such Fund Classes.  Consistent with the requirements  of Rule  12b-1(h)  under the 1940 Act, and subject to seeking best execution,  the Fund may, from time to time,  buy or sell  portfolio  securities from or to firms which receive payments under the Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The  Plans  and the  Distribution  Agreements,  as  amended,  have all been approved  by the  Board of  Trustees  of the  Trust,  including  a  majority  of
Independent Trustees who have no direct or indirect

                                       44

financial interest in the Plans and the Distribution Agreements,  by a vote cast in person at a meeting  duly  called for the  purpose of voting on the Plans and such  Distribution  Agreements.  Continuation of the Plans and the  Distribution
Agreements,  as amended,  must be approved  annually by the Board of Trustees in the same manner as specified above.

     Each year, the Board of Trustees must determine whether continuation of the
Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable  likelihood of each Plan  providing a benefit to its  respective
Class. The Plans and the Distribution Agreements,  as amended, may be terminated with respect to a Class at any time without penalty by a majority of Independent
Trustees who have no direct or indirect  financial interest in the Plans and the
Distribution  Agreements,   or  by  a  majority  vote  of  the  relevant  Class'
outstanding  voting  securities.   Any  amendment   materially   increasing  the
percentage  payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding  voting securities,  as well as by a majority vote of Independent  Trustees who have no direct or indirect  financial interest in the Plans or Distribution  Agreements.  With respect to the Class A Plan, any material  increase in the maximum  percentage  payable  thereunder  must also be approved  by a majority of the  outstanding  voting  securities  of the Fund's B
Class.  Also,  any other  material  amendment to the Plans must be approved by a majority vote of the Trustees,  including a majority of Independent Trustees who have no direct  or  indirect  financial  interest  in the Plans or  Distribution
Agreements.  In  addition,  in order  for the  Plans to  remain  effective,  the selection  and  nomination  of  Independent  Trustees  must be  effected  by the
Trustees  who are  Independent  Trustees  and who  have no  direct  or  indirect financial interest in the Plans or Distribution  Agreements.  Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

     For the fiscal year ended  October 31, 2005,  the payments  from the Fund's
Class A, Class B, Class C and Class R Shares,  pursuant to their respective Rule
12b-1 Plans, amounted to $814,114, $241,702, $67,495 and $44, respectively. Such amounts were used for the following purposes:

-------------------------------- ----------- ----------- ----------- -----------
Delaware Balanced Fund            Class A     Class B     Class C     Class R
-------------------------------- ----------- ----------- ----------- -----------
Advertising                          -----       -----       -----       -----
-------------------------------- ----------- ----------- ----------- -----------
Annual/Semi-Annual Reports         $10,405       -----        $443         $33
-------------------------------- ----------- ----------- ----------- -----------
Broker Trails                     $603,784     $60,052     $55,565          $3
-------------------------------- ----------- ----------- ----------- -----------
Broker Sales Charges                 -----    $107,720      $8,754       -----
-------------------------------- ----------- ----------- ----------- -----------
Dealer Service Expenses              -----       -----       -----       -----
-------------------------------- ----------- ----------- ----------- -----------
Interest on Broker Sales Charges     -----     $73,930       -----       -----
-------------------------------- ----------- ----------- ----------- -----------
Commissions to Wholesalers           -----       -----       -----       -----
-------------------------------- ----------- ----------- ----------- -----------
Promotional-Broker Meetings          -----       -----       -----       -----
-------------------------------- ----------- ----------- ----------- -----------
Promotional-Other                  $10,110       -----        $395       -----
-------------------------------- ----------- ----------- ----------- -----------
Prospectus Printing                $12,001       -----        $636          $3
-------------------------------- ----------- ----------- ----------- -----------
Telephone                            -----       -----       -----       -----
-------------------------------- ----------- ----------- ----------- -----------
Wholesaler Expenses               $177,814       -----      $1,702          $5
-------------------------------- ----------- ----------- ----------- -----------
Other                                -----       -----       -----       -----
-------------------------------- ----------- ----------- ----------- -----------

Other Payments to Dealers - Class A Shares,  Class B Shares,  Class C Shares and
Class R Shares
     From time to time, at the  discretion of the  Distributor,  all  registered broker/dealers  whose  aggregate  sales of Fund Classes exceed certain limits as set by the Distributor,  may receive from the Distributor an additional  payment of up to 0.25% of the dollar  amount of such  sales.  The  Distributor  may also provide  additional  promotional  incentives  or payments  to dealers  that sell shares of the Delaware Investments Funds. In some instances, these incentives or payments may be offered only to certain  dealers who maintain,  have sold or may sell certain  amounts of shares.  The  Distributor may also pay a portion of the expense of  pre-approved  dealer  advertisements  promoting the sale of Delaware
Investments

                                       45

Fund shares.

Special Purchase Features - Class A Shares

     Buying Class A Shares at Net Asset Value: The Fund Classes' Prospectus sets forth the  categories of investors who may purchase  Class A Shares at NAV. This section provides additional information regarding this privilege.  The Fund must be notified in advance that a trade qualifies for purchase at NAV.

     As disclosed in the Fund Classes' Prospectus, certain retirement plans that contain certain legacy retirement assets may make purchases of Class A shares at
NAV. The requirements are as follows:

     o    The  purchase  must  be made by a  group  retirement  plan  (excluding defined  benefit plans) (a) that  purchased  Class A shares prior to a recordkeeping  transition  period from August 2004 to October 2004 and
          (b) where the plan participants  records were maintained on Retirement
          Financial Services,  Inc.'s ("RFS") proprietary  recordkeeping system, provided  that the plan (i) has in excess of  $500,000  of plan assets invested  in Class A Shares  of a  Delaware  Investments  Fund and any
          stable value account  available to investment  advisory clients of the
          Manager or its  affiliates;  or (ii) is sponsored by an employer  that has at any point after May 1, 1997 had more than 100  employees  while such plan has held Class A Shares of a Delaware  Investments  Fund and such  employer  has  properly  represented  to, and  received  written confirmation back from RFS in writing that it has the requisite number of employees.  See "Group Investment Plans" for information  regarding the applicability of the Limited CDSC.

     o    The  purchase  must be made by any group  retirement  plan  (excluding defined  benefit pension plans) that purchased Class A shares prior to an August 2004 to October  2004  recordkeeping  transition  period and purchased shares through a retirement plan alliance program,  provided that RFS was the  sponsor  of the  alliance  program  or had a product participation agreement with the sponsor of the alliance program.

     As disclosed in the Fund Classes'  Prospectus certain legacy bank sponsored retirement plans may make purchases of Class A shares at net asset value.  These purchases may be made by bank sponsored  retirement  plans that held, but are no longer  eligible to  purchase,  Institutional  Class  shares or  interests  in a collective trust as a result of a change in distribution arrangements.

     Allied Plans:  Class A Shares are available for purchase by participants in certain  401(k)  Defined  Contribution  Plans  ("Allied  Plans")  which are made available  under a joint venture  agreement  between the Distributor and another institution  through which mutual funds are marketed and which allow investments in Class A Shares of designated  Delaware  Investments Funds ("eligible Delaware
Investments  fund  shares"),   as  well  as  shares  of  designated  classes  of
non-Delaware   Investments  Funds  ("eligible   non-Delaware   Investments  fund
shares").  Class B Shares and Class C Shares are not  eligible  for  purchase by
Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible  Delaware  Investments and eligible  non-Delaware  Investments  fund shares  held by the Allied Plan may be  combined  with the dollar  amount of new purchases  by that Allied  Plan to obtain a reduced  front-end  sales  charge on additional purchases of eligible Delaware Investments fund shares. See "Combined
Purchases Privilege" below.

     Participants  in Allied Plans may  exchange  all or part of their  eligible
Delaware  Investments fund shares for other eligible  Delaware  Investments fund shares or for  eligible  non-Delaware  Investments  fund  shares at NAV  without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware  Investments,  which were not subject to a front end sales

                                       46

charge, will be subject to the applicable sales charge if exchanged for eligible
Delaware  Investments  fund  shares to which a sales  charge  applies.  No sales charge will apply if the eligible fund shares were previously  acquired  through the  exchange of  eligible  shares on which a sales  charge was already  paid or through the  reinvestment  of  dividends.  See  "Investing  by  Exchange"  under
"Investment Plans" below.

     A dealer's  commission  may be payable on  purchases  of eligible  Delaware
Investments  fund  shares  under an Allied  Plan.  In  determining  a  financial advisor's  eligibility  for a dealer's  commission  on NAV purchases of eligible
Delaware   Investments   fund  shares  in  connection  with  Allied  Plans,  all
participant holdings in the Allied Plan will be aggregated. See "Class A Shares"
under Purchasing Shares" above.

     The Limited CDSC is applicable  to  redemptions  of NAV  purchases  from an
Allied Plan on which a dealer's commission has been paid. Waivers of the Limited
CDSC, as described under "Waiver of Limited  Contingent  Deferred Sales Charge -
Class A Shares" under  "Redemption and Exchange" below,  apply to redemptions by participants  in Allied Plans except in the case of exchanges  between  eligible
Delaware  Investments and non-Delaware  Investments  fund shares.  When eligible
Delaware  Investments  fund  shares are  exchanged  into  eligible  non-Delaware
Investments  fund  shares,  the Limited  CDSC will be imposed at the time of the exchange,  unless the joint venture  agreement  specifies that the amount of the
Limited  CDSC will be paid by the  financial  advisor  or  selling  dealer.  See
"Contingent  Deferred  Sales  Charge for Certain  Redemptions  of Class A Shares
Purchased at Net Asset Value" under "Redemption and Exchange" below.

     Letter of Intention:  The reduced  front-end sales charges  described above with respect to Class A Shares are also  applicable to the  aggregate  amount of purchases made by any such  purchaser  previously  enumerated  within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the  purchaser,  and not  legally  binding on the signer or the Trust, which  provides  for the  holding in escrow by the  Transfer  Agent of 5% of the total amount of Class A Shares  intended to be purchased  until such purchase is completed  within the 13-month  period.  A Letter of  Intention  may be dated to include  shares  purchased up to 90 days prior to the date the Letter is signed.
The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed,  except as noted below, the purchaser will be asked to pay an amount equal to the difference  between the front-end  sales charge on
Class A Shares  purchased  at the reduced  rate and the  front-end  sales charge otherwise applicable to the total shares purchased.  If such payment is not made within 20 days  following the  expiration of the 13-month  period,  the Transfer
Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference.  Those  purchasers may include the value (at offering  price at the level  designated  in their Letter of  Intention)  of all
Classes  of  shares  of the Fund and of the  other  Delaware  Investments  Funds previously  purchased and still held as of the date of their Letter of Intention toward  the  completion  of  such  Letter,  except  as  described  below.  Those purchasers  cannot include  shares that did not carry a front-end  sales charge,
CDSC or Limited CDSC,  unless the  purchaser  acquired  those shares  through an exchange  from a  Delaware  Investments  Fund that did carry a  front-end  sales charge, CDSC or Limited CDSC.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced  front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention  will be determined and accepted by the Transfer Agent at the point of plan  establishment.  The level and any  reduction in front-end  sales charge will be based on actual plan  participation  and the  projected  investments  in
Delaware  Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed Letter of Intention  based on this  acceptance  criteria.  The
13-month  period will begin on the date this Letter of  Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further

                                       47

discounts,  any front-end sales charges will be automatically  adjusted.  In the event this Letter of Intention is not fulfilled within the 13-month period,  the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the  difference in front-end  sales charges due, based on the plan's  assets under  management  at that time.  Employers may also include the value (at offering price at the level  designated in their Letter of
Intention)  of all their shares  intended  for purchase  that are offered with a front-end  sales charge,  CDSC or Limited CDSC of any class.  Class B Shares and
Class C Shares of the Fund and other  Delaware  Investments  Funds  which  offer corresponding classes of shares may also be aggregated for this purpose.

     Combined  Purchases  Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares,  you can include,  subject to the exceptions  described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments Funds. In addition, if you are an investment  advisory  client of the Manager's  affiliates you may include assets held in a stable value account in the total amount.  However, you cannot include mutual fund shares that do not carry a front-end  sales charge,  CDSC or Limited
CDSC,  unless you  acquired  those  shares  through an exchange  from a Delaware
Investments Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     The  privilege  also  extends  to all  purchases  made  at one  time  by an individual; or an individual,  his or her spouse and their children under 21; or
a trustee or other  fiduciary  of trust  estates or  fiduciary  accounts for the benefit of such family members (including certain employee benefit programs).

     Rights of Accumulation:  When you determine the availability of the reduced front-end  sales  charges  on Class A Shares,  you can  include,  subject to the exceptions  described  below, the total amount of any Class of shares you own of the Fund and all other Delaware  Investments Funds.  However, you cannot include mutual fund shares that do not carry a front-end  sales charge,  CDSC or Limited
CDSC,  unless you  acquired  those  shares  through an exchange  from a Delaware
Investments Fund that did carry a front-end sales charge,  CDSC or Limited CDSC.
If, for example,  any such  purchaser has  previously  purchased and still holds
Class A Shares  and/or  shares  of any  other of the  classes  described  in the previous sentence with a value of $40,000 and subsequently  purchases $10,000 at offering price of additional shares of Class A Shares,  the charge applicable to the  $10,000  purchase  would  currently  be  4.75%.  For  the  purpose  of this calculation,  the shares  presently held shall be valued at the public  offering price that would have been in effect  were the shares  purchased  simultaneously with the current purchase.  Investors should refer to the table of sales charges
for  Class  A  Shares  in  the  Fund   Classes'   Prospectus  to  determine  the
applicability of the Right of Accumulation to their particular circumstances.

     12-Month  Reinvestment  Privilege:  Holders  of Class A Shares  and Class B
Shares of the Fund (and of the  Institutional  Class Shares holding shares which were  acquired  through an exchange from one of the other  Delaware  Investments
Funds  offered  with a front-end  sales  charge) who redeem such shares have one year from the date of  redemption  to reinvest  all or part of their  redemption proceeds  in the same Class of the Fund or in the same Class of any of the other
Delaware Investments Funds. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares,  the amount of the CDSC  previously  charged on the redemption  will be reimbursed by the Distributor.  The reinvestment will be subject to applicable eligibility and minimum  purchase  requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the  redemption  of the shares  triggered  the payment of a Limited  CDSC.
Persons investing  redemption  proceeds from direct  investments in the Delaware
Investments Funds,  offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

                                       48

     Any such  reinvestment  cannot  exceed the  redemption  proceeds  (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next determined after receipt of remittance.  In the case of Class B Shares, the time that the previous  investment  was held will be included in determining any applicable  CDSC due upon  redemptions  as well as the automatic  conversion into Class A Shares.

     A  redemption  and  reinvestment  of Class B Shares  could have  income tax consequences.  Shareholders  will receive from the Distributor the amount of the
CDSC paid at the time of redemption as part of the reinvested shares,  which may be  treated  as a  capital  gain  to the  shareholder  for tax  purposes.  It is recommended that a tax advisor be consulted with respect to such transactions.

     Any  reinvestment  directed  to a  Delaware  Investments  Fund in which the investor  does not then have an account will be treated  like all other  initial purchases of such Fund's  shares.  Consequently,  an investor  should obtain and read  carefully the prospectus  for the Delaware  Investments  Fund in which the investment  is  intended  to be made  before  investing  or sending  money.  The applicable  prospectus  contains  more complete  information  about the Delaware
Investments Fund, including charges and expenses.

     Investors  should consult their  financial  advisors or the Transfer Agent, which  also  serves  as  the  Fund's  shareholder  servicing  agent,  about  the applicability  of the  Class A  Limited  CDSC in  connection  with the  features described above.

     Group  Investment  Plans:  Group Investment Plans which are not eligible to purchase shares of the  Institutional  Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Fund Classes'  Prospectus,  based on total plan assets.  If a company has more than one plan  investing  in  Delaware  Investments  Funds,  then the total amount  invested  in all  plans  would  be used in  determining  the  applicable
front-end  sales  charge   reduction  upon  each  purchase,   both  initial  and
subsequent,  upon notification to the Fund in which the investment is being made at the  time  of each  such  purchase.  Employees  participating  in such  Group
Investment  Plans may also  combine the  investments  made in their plan account
when  determining  the  applicable   front-end  sales  charge  on  purchases  to
non-retirement  Delaware  Investments  investment accounts if they so notify the
Fund in  which  they  are  investing  in  connection  with  each  purchase.  See
"Retirement  Plans for the Fund  Classes"  under  "Investment  Plans"  below for information about retirement plans.

     The  Limited  CDSC  is  generally  applicable  to  any  redemptions  of NAV purchases  made  on  behalf  of a group  retirement  plan  on  which a  dealer's commission  has  been  paid  only  if such  redemption  is  made  pursuant  to a withdrawal of the entire plan from a Delaware  Investments Fund. See "Contingent
Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net
Asset  Value"  below  under  "Redemption  and  Exchange."   Notwithstanding  the
foregoing,  the Limited  CDSC for Class A Shares on which a dealer's  commission has been paid will be waived in  connection  with  redemptions  by certain group defined contribution  retirement plans that purchase shares through a retirement plan  alliance  program  which  requires  that shares will be  available at NAV, provided  that RFS  either  was the  sponsor  of the  alliance  program or had a product  participation  agreement with the sponsor of the alliance  program that specifies that the Limited CDSC will be waived.

Availability of Class R Shares

     Class  R  Shares  generally  are  available  only  to:  (i)  qualified  and non-qualified plan shareholders  covering multiple employees  (including 401(k),
401(a),  457, and  non-custodial  403(b) plans,  as well as other  non-qualified deferred  compensation plans) with assets (at the time shares are considered for purchase)  of $10  million  or  less;  and  (ii)  to IRA  rollovers  from  plans maintained on Delaware

                                       49

Investments'  retirement  record keeping system that are offering Class R Shares to participants.

Availability of Institutional Class Shares
     The  Institutional  Class of the Fund  generally is available  for purchase only by: (i) retirement  plans introduced by persons not associated with brokers or dealers  that are  primarily  engaged in the retail  securities  business and rollover  individual  retirement  accounts  from  such  plans;  (ii)  tax-exempt employee  benefit plans of the Manager or its affiliates  and securities  dealer firms  with a  selling  agreement  with  the  Distributor;  (iii)  institutional advisory  accounts  of the Manager or its  affiliates  and those  having  client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate  sponsors,  as well as subsidiaries and related employee benefit plans and rollover individual  retirement accounts from such  institutional  advisory  accounts;  (iv) a bank, trust company and similar financial  institution,  including mutual funds managed by the Fund's investment managers,  investing  for  its  own  account  or for the  account  of its  trust
customers  for  whom  such  financial   institution  is  exercising   investment
discretion in  purchasing  shares of the Class,  except where the  investment is part of a program that requires  payment of the financial  institution of a Rule
12b-1  Plan fee;  (v)  registered  investment  advisors  investing  on behalf of clients that  consist  solely of  institutions  and high  net-worth  individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated  with a broker or dealer and derives  compensation  for its  services  exclusively  from its clients for such advisory services; (vi) certain plans qualified under Section 529 of the Code of which Delaware Services Company, Inc., the Distributor,  or the Manage or one or
more affiliates provide record keeping,  administrative,  investment management, marketing,  distribution or similar services  ("Eligible 529 Plans");  and (vii)
programs sponsored by financial  intermediaries  where such programs require the purchase of Institutional Class Shares.

                                INVESTMENT PLANS

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing,  dividends from net investment income and distributions from realized  securities  profits,  if any, will be  automatically  reinvested in additional  shares of the respective  Fund
Class in which an  investor  has an  account  (based on the NAV in effect on the reinvestment  date) and will be  credited to the  shareholder's  account on that date. All dividends and distributions of Institutional Classes are reinvested in the  accounts of the  holders of such shares  (based on the NAV in effect on the reinvestment  date). A confirmation of each dividend payment from net investment income  will  be  mailed  to  shareholders  quarterly.  A  confirmation  of  any distributions  from  realized  securities  profits,  if any,  will be  mailed to shareholders in the first quarter of the next fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and  fractional  shares to their plan  accounts at any time either  through their  investment  dealers or by sending a check or money  order to the Fund and
Class in which shares are being purchased.  Such purchases,  which must meet the minimum subsequent purchase  requirements set forth in the Prospectuses and this
Part B, are made for Class A Shares at the public offering price,  and for Class
B Shares, Class C Shares,  Class R Shares and Institutional  Classes at the NAV,
at the end of the day of receipt.  A reinvestment  plan may be terminated at any time. This plan does not assure a profit nor protect  against  depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Funds
     Subject to applicable eligibility and minimum initial purchase requirements
and  the  limitations  set  forth  below,   holders  of  the  Fund  Classes  may
automatically  reinvest  dividends  and/or  distributions  in any  of the  other
Delaware Investments Funds, including the Fund, in states where their shares may be sold.

                                       50

Such  investments  will be at NAV at the close of business  on the  reinvestment date without any  front-end  sales charge or service fee. The  shareholder  must notify the Transfer Agent in writing and must have established an account in the fund into which the  dividends  and/or  distributions  are to be  invested.  Any reinvestment  directed to the fund in which the  investor  does not then have an account will be treated like all other initial  purchases of the fund's  shares.
Consequently,  an investor  should obtain and read  carefully the prospectus for the fund in which the  investment  is intended to be made  before  investing  or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Subject to the following  limitations,  dividends and/or distributions from other Delaware Investments Funds may be invested in shares of the Fund, provided an  account  has been  established.  Dividends  from  Class A Shares  may not be directed  to Class B Shares,  Class C Shares or Class R Shares.  Dividends  from
Class B Shares may only be directed to other Class B Shares and  dividends  from
Class C Shares may only be directed to other Class C Shares and  dividends  from
Class R Shares may only be directed to other Class R Shares.

     Capital  gains  and/or  dividend  distributions  for  participants  in  the following  retirement plans are automatically  reinvested into the same Delaware
Investments Fund in which their investments are held: SAR/SEP,  SEP/IRA,  SIMPLE
IRA,  SIMPLE 401(k),  Profit Sharing and Money  Purchase  Pension Plans,  401(k)
Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
     If you have an investment in another  Delaware  Investments  Fund,  you may write and authorize an exchange of part or all of your investment into shares of the Fund.  If you wish to open an  account  by  exchange,  call the  Shareholder
Service  Center  for  more  information.   All  exchanges  are  subject  to  the
eligibility  and  minimum   purchase   requirements  set  forth  in  the  Fund's
Prospectuses.  See "Redemption and Exchange" below for more complete information concerning your exchange privileges.

Investing proceeds from Eligible 529 Plans
     The proceeds of a  withdrawal  from an Eligible 529 Plan which are directly reinvested in a substantially  similar class of the Delaware  Investments  Funds will qualify for treatment as if such proceeds had been  exchanged  from another
Delaware Investments Fund rather than transferred from the Eligible 529 Plan, as
described  under   "Redemption  and  Exchange"  below.  The  treatment  of  your redemption  proceeds  from an  Eligible  529  Plan  does  not  apply if you take possession  of the proceeds of the  withdrawal  and  subsequently  reinvest them
(i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments
Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan:  Investors may arrange for the Fund to accept for  investment  in Class A Shares,  Class B  Shares,  Class C Shares or Class R
Shares,  through an agent bank,  pre-authorized  government or private recurring
payments.   This  method  of  investment   assures  the  timely  credit  to  the
shareholder's account of payments such as social security,  veterans' pension or compensation benefits,  federal salaries,  Railroad Retirement benefits, private payroll  checks,  dividends,  and disability or pension fund  benefits.  It also eliminates the possibility and inconvenience of lost, stolen and delayed checks.

     Automatic  Investing Plan:  Shareholders of Class A Shares,  Class B Shares
and Class C Shares may make automatic  investments by  authorizing,  in advance, monthly or quarterly  payments  directly from their checking account for deposit into their Fund account.  This type of  investment  will be handled in either of the following  ways. (i) if the  shareholder's  bank is a member of the National
Automated

                                       51

Clearing House Association ("NACHA"), the amount of the periodic investment will be  electronically  deducted from his or her checking account by Electronic Fund
Transfer  ("EFT") and such  checking  account will  reflect a debit  although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member  of NACHA,  deductions  will be made by  pre-authorized  checks, known as Depository  Transfer  Checks.  Should the  shareholder's  bank become a member  of  NACHA  in the  future,  his  or her  investments  would  be  handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension Plans,  401(k) Defined  Contribution Plans, or 403(b)(7) or 457 Deferred
Compensation Plans.

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial
investments  under the Direct Deposit Purchase Plan and the Automatic  Investing
Plan must be for $250 or more and subsequent  investments  under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete  an  authorization  form.  Either  service can be  discontinued  by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal  government or its agencies on behalf of a  shareholder  may be  credited  to the  shareholder's  account  after  such payments should have been  terminated by reason of death or otherwise.  Any such payments are subject to reclamation  by the federal  government or its agencies.
Similarly, under certain circumstances,  investments from private sources may be subject to reclamation by the transmitting  bank. In the event of a reclamation, the Fund  may  liquidate  sufficient  shares  from a  shareholder's  account  to reimburse  the  government  or the  private  source.  In  the  event  there  are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
     Shareholders  may authorize a third party,  such as a bank or employer,  to make investments directly to their Fund accounts.  Either Fund will accept these investments, such as bank-by-phone,  annuity payments and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial  institutions  who  in  turn  should  contact  the  Trust  for  proper instructions.

MoneyLine(SM) On Demand
     You or your investment dealer may request purchases of Fund shares by phone using  MoneyLine(SM)  On  Demand.  When you  authorize  the Fund to accept  such requests from you or your investment  dealer,  funds will be withdrawn from (for share  purchases)  your  pre-designated  bank  account.  Your  request  will  be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

     It may take up to four business days for the  transactions to be completed.
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Fund account, you must have your signature  guaranteed.  The Fund do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
     Shareholders  can use the  Wealth  Builder  Option  to  invest  in the Fund
Classes  through  regular  liquidations  of  shares in their  accounts  in other
Delaware Investments Funds. Shareholders of the Fund Classes may elect to invest in one or more of the  other  Delaware  Investments  Funds  through  the  Wealth
Builder Option. If in connection with the election of the Wealth Builder Option, you  wish to open a new  account  to  receive  automatic  investments,  such new account must meet the minimum  initial  purchase  requirements  described in the prospectus of the fund that you select.  All  investments  under this option are

                                       52

exchanges and are therefore  subject to the same  conditions and  limitations as other exchanges noted above.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account  and  invested  automatically  into other  Delaware  Investments  Funds, subject  to the  conditions  and  limitations  set  forth in the  Fund  Classes'
Prospectus.  The  investment  will be made on the 20th day of each month (or, if the fund  selected is not open that day,  the next  business  day) at the public offering  price  or NAV,  as  applicable,  of the fund  selected  on the date of investment.  No  investment  will be made  for any  month  if the  value  of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits  or  protect  against  losses in a  declining  market.  The price of the
Delaware Investments Fund into which investments are made could fluctuate. Since this program  involves  continuous  investment  regardless  of such  fluctuating value,  investors  selecting this option should consider their financial ability to continue to  participate  in the  program  through  periods of low fund share prices.  This  program  involves  automatic  exchanges  between two or more fund accounts  and is  treated  as a  purchase  of  shares  of the  fund  into  which investments  are made through the program.  See  "Redemption and Exchange" for a brief summary of the tax  consequences of exchanges.  Shareholders can terminate their  participation  in Wealth  Builder at any time by giving written notice to the fund from which exchanges are made.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension  Plans and  401(k),  403(b)(7)  and 457 plans.  This  option also is not available to shareholders of the Institutional Classes.

Asset Planner
     The Fund  previously  offered the Asset Planner asset  allocation  service.
This  service is no longer  offered for the Fund.  Please  call the  Shareholder
Service  Center  at (800)  523-1918  if you have any  questions  regarding  this service.

Retirement Plans for the Fund Classes
     An  investment  in the Fund may be  suitable  for  tax-deferred  retirement plans,  such as: Profit  Sharing or Money  Purchase  Pension  Plans,  Individual
Retirement  Accounts  ("IRAs"),  Roth IRAs,  SEP/IRAs,  SAR/SEPs,  401(k) plans,
403(b)(7) plans,  457 plans,  SIMPLE IRAs and SIMPLE 401(k)s.  In addition,  the
Fund may be suitable for use in Coverdell Education Savings Accounts ("Coverdell
ESAs").  For further  details  concerning  these plans and  accounts,  including applications,  contact your investment advisor or the Distributor.  To determine whether the benefits of a  tax-sheltered  retirement  plan or Coverdell  ESA are available and/or appropriate, you should consult with a tax adviser.

     Class B Shares are  available  only through IRAs,  SIMPLE IRAs,  Roth IRAs,
Coverdell ESAs, SEP/IRAs,  SAR/IRAs, 403(b)(7) plans and 457 Plans. The CDSC may be waived on certain  redemptions of Class B Shares and Class C Shares.  See the
Fund  Classes'  Prospectus  for a list of the  instances  in  which  the CDSC is waived.

     Purchases of Class B Shares are subject to a maximum purchase limitation of
$100,000 for retirement plans.  Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans.  The maximum  purchase  limitations apply only to the initial purchase of shares by the retirement plan.

     Minimum investment  limitations  generally applicable to other investors do not apply to retirement

                                       53

plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum  subsequent  purchase of $25,  regardless  of which Class is selected.
Retirement plans may be subject to plan  establishment  fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of  participants  in the  plan  as  well as the  services  selected.  Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust
Company,  the Transfer  Agent,  other  affiliates of the Manager and others that provide services to such Plans.

     Certain  shareholder  investment  services available to non-retirement plan shareholders  may not be  available to  retirement  plan  shareholders.  Certain retirement  plans may  qualify to  purchase  shares of the  Institutional  Class
Shares.  See "Availability of Institutional  Class Shares" above. For additional information on any of the plans and Delaware  Investments'  retirement services, call the Shareholder Service Center telephone number.

     Taxable distributions from the retirement plans described may be subject to withholding.

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

     Orders for purchases and  redemptions of Class A Shares are effected at the offering price next  calculated by the Fund in which shares are being  purchased after receipt of the order by the Fund or its agent or certain other  authorized persons. Orders for purchases and redemptions of Class B Shares, Class C Shares,
Class R Shares and Institutional  Class Shares are effected at the NAV per share next  calculated  after  receipt of the order by the Fund,  its agent or certain other authorized persons.  See "Distributor" under "Investment Manager and Other
Service  Providers"  above.  Selling dealers are  responsible  for  transmitting orders promptly.

     The  offering  price for Class A Shares  consists of the NAV per share plus any  applicable  sales  charges.  Offering  price and NAV are computed as of the close of regular  trading on the New York Stock Exchange (the "NYSE"),  which is normally 4 p.m.,  Eastern Time, on days when the NYSE is open for business.  The
NYSE is scheduled to be open Monday  through  Friday  throughout the year except for days on which the following  holidays are observed:  New Year's Day,  Martin
Luther  King,  Jr.'s  Birthday,  Presidents'  Day,  Good Friday,  Memorial  Day,
Independence  Day,  Labor  Day,  Thanksgiving  and  Christmas.  When the NYSE is
closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     The NAV per  share  for  each  share  class of the  Fund is  calculated  by subtracting the liabilities of each class from its total assets and dividing the resulting  number  by the  number  of  shares  outstanding  for that  class.  In determining the Fund's total net assets,  portfolio  securities listed or traded on a national securities exchange, except for bonds, are generally valued at the closing price on the exchange,  unless such closing  prices are determined to be not readily available pursuant to the Fund's pricing procedures, upon which such securities are primarily traded. For valuation purposes,  foreign currencies and foreign securities denominated in foreign currency values will be converted into
U.S.  dollars values at the mean between the bid and offered  quotations of such currencies  against U.S.  dollars based on rates in effect that day.  Securities not traded on a particular day, over-the-counter  securities, and government and agency  securities  are valued at the mean value  between bid and asked  prices.
Money  market  instruments  having a maturity of less than 60 days are valued at amortized cost. Debt securities  (other than short-term  obligations) are valued on the basis of  valuations  provided by a pricing  service when such prices are believed to reflect the fair value of such securities.  Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as

                                       54

institutional trading in similar groups of securities,  yield,  quality,  coupon rate, maturity,  type of issue,  trading  characteristics and other market data.
For all other securities and for securities whose closing prices are not readily available,  the Manager uses methods  approved by the Board of Trustees that are designed to price securities at their fair market value.

     Each Class of the Fund will bear, pro rata,  all of the common  expenses of the Fund. The NAVs of all  outstanding  shares of each Class of the Fund will be computed  on  a  pro  rata  basis  for  each  outstanding  share  based  on  the proportionate  participation  in the Fund  represented by the value of shares of that Class.  All income earned and expenses  incurred by the Fund, will be borne on a pro rata basis by each outstanding  share of a Class,  based on each Class'
percentage  in that Fund  represented  by the  value of shares of such  Classes, except that  Institutional  Classes will not incur any of the expenses under the
Trust's Rule 12b-1  Plans,  while the Fund Classes each will bear the Rule 12b-1
Plan  expenses  payable  under  their  respective  Plans.  Due to  the  specific distribution  expenses  and other costs that will be allocable to each Class the net asset value of each Class of the Fund will vary.

                             REDEMPTION AND EXCHANGE

General Information
     You can redeem or exchange  your shares in a number of different  ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next  determined  after the Fund receives your request in good order, subject,  in the case of a redemption,  to any applicable  CDSC or Limited CDSC.
For example,  redemption or exchange  requests  received in good order after the time the offering  price and NAV of shares are  determined  will be processed on the next business day. See the Fund's Prospectuses.  A shareholder  submitting a redemption  request  may  indicate  that he or she wishes to receive  redemption proceeds of a specific dollar amount. In the case of such a request,  and in the case of certain redemptions from retirement plan accounts,  the Fund will redeem the  number of shares  necessary  to deduct the  applicable  CDSC in the case of
Class B Shares and Class C Shares,  and, if applicable,  the Limited CDSC in the case of Class A Shares,  and tender to the  shareholder  the  requested  amount, assuming  the  shareholder  holds  enough  shares in his or her  account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.  Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the  Delaware  Investments  Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption  or an  exchange  by calling the  Shareholder  Service  Center at 800
523-1918.  The Fund may suspend,  terminate,  or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     In addition to redemption of the Fund's shares, the Distributor,  acting as agent of the Fund, offers to repurchase Fund shares from  broker/dealers  acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's  cost, is the NAV per share next determined after receipt  of the  request  in good  order by the Fund,  their  agent,  or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and  effective  at the time  the  offering  price  and NAV are  determined.  See
"Determining  Offering  Price  and Net  Asset  Value"  above.  The  Fund and the
Distributor  end their  business  days at 5 p.m.,  Eastern  time.  This offer is discretionary

                                       55

and may be completely withdrawn without further notice by the Distributor.

     Orders  for the  repurchase  of Fund  shares  which  are  submitted  to the
Distributor  prior to the close of its  business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the  repurchase  order was received by the  broker/dealer  from the  shareholder prior to the time the  offering  price and NAV are  determined  on such day. The selling dealer has the responsibility of transmitting  orders to the Distributor promptly.  Such repurchase is then settled as an ordinary  transaction  with the broker/dealer  (who may  make a  charge  to the  shareholder  for this  service)
delivering the shares repurchased.

     Payment for shares  redeemed  will  ordinarily  be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see "Distributor"
under  "Investment  Advisor  and  Other  Service  Providers"  above);  provided, however,  that each commitment to mail or wire redemption  proceeds by a certain time, as described  below,  is modified by the  qualifications  described in the next paragraph.

     The Fund will  process  written and  telephone  redemption  requests to the extent that the  purchase  orders for the shares  being  redeemed  have  already settled.  The Fund will honor redemption requests as to shares for which a check was tendered as payment,  but the Fund will not mail or wire the proceeds  until it is reasonably  satisfied that the purchase check has cleared,  which may take up to 15 days from the purchase date. You can avoid this potential  delay if you purchase shares by wiring Federal funds. The Fund reserves the right to reject a written or telephone  redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the
Fund  will  automatically  redeem  from the  shareholder's  account  the  shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to the Fund or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an  emergency  exists as a result of which  disposal  by the Fund of  securities owned by it is not reasonably  practical,  or it is not reasonably practical for the Fund fairly to value its assets,  or in the event that the SEC has  provided for such  suspension for the protection of  shareholders,  the Fund may postpone payment or suspend the right of  redemption  or  repurchase.  In such case,  the shareholder  may withdraw the request for  redemption  or leave it standing as a request for redemption at the NAV next determined  after the suspension has been terminated.

     Payment for shares  redeemed or  repurchased  may be made either in cash or kind,  or partly in cash and partly in kind.  Any portfolio  securities  paid or distributed in kind would be valued as described in "Determining  Offering Price and NAV" above.  Subsequent sale by an investor receiving a distribution in kind could result in the payment of  brokerage  commissions.  However,  the Trust has elected to be governed  by Rule 18f-1  under the 1940 Act  pursuant to which the
Fund is obligated to redeem  shares  solely in cash up to the lesser of $250,000 or 1.00% of the Fund's NAV during any 90-day period for any one shareholder.

     The value of the Fund's  investments is subject to changing  market prices.
Thus, a shareholder  redeeming  shares of the Fund may sustain  either a gain or loss, depending upon the price paid and the price received for such shares.

     Certain  redemptions  of Class A Shares  purchased at NAV may result in the imposition of a

                                       56

Limited CDSC. See "Contingent  Deferred Sales Charge for Certain  Redemptions of
Class A Shares  Purchased at Net Asset Value" below.  Class B and Class C Shares are subject to CDSCs as  described  under  "Contingent  Deferred  Sales Charge -
Class B Shares and Class C Shares" under "Purchasing  Shares" above and the Fund
Classes'  Prospectus.  Except for the applicable  CDSC or Limited CDSC and, with respect to the expedited  payment by wire described below for which, in the case of the Fund Classes,  a bank wire fee may be deducted,  neither the Fund nor the
Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

     Holders  of Class B Shares or Class C Shares  that  exchange  their  shares
("Original  Shares")  for shares of other  Delaware  Investments  Funds (in each case, "New Shares") in a permitted exchange,  will not be subject to a CDSC that might otherwise be due upon  redemption of the Original  Shares.  However,  such shareholders  will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original
Shares were  exchanged.  In the case of Class B Shares,  shareholders  will also continue to be subject to the  automatic  conversion  schedule  of the  Original
Shares as  described  in this Part B. In an  exchange of Class B Shares from the
Fund, the Fund's CDSC schedule may be higher than the CDSC schedule  relating to the New Shares  acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor  held the  Original  Shares is added to the period of time that an  investor  held the New  Shares.  With  respect  to Class B Shares,  the automatic  conversion schedule of the Original Shares may be longer than that of the New  Shares.  Consequently,  an  investment  in New Shares by  exchange  may subject an investor to the higher Rule 12b-1 fees  applicable  to Class B Shares of the Fund for a longer  period of time than if the  investment  in New  Shares were made directly.

     Holders of Class A Shares and  Institutional  Class  Shares of the Fund may
exchange all or part of their shares for certain of the shares of other Delaware
Investments  Funds,  including  other  Class A Shares  and  Institutional  Class
Shares,  but may not exchange their shares for Class B Share,  Class C Shares or
Class R Shares of the Fund or of any other Delaware Investments Fund. Holders of
Class B Shares of the Fund are  permitted to exchange all or part of their Class
B  Shares  only  into  Class B  Shares  of  other  Delaware  Investments  Funds.
Similarly,  holders of Class C Shares of the Fund are  permitted to exchange all or part of their  Class C Shares  only  into  Class C Shares  of other  Delaware
Investments  Funds.  Class B Shares  of the Fund and  Class C Shares of the Fund
acquired by exchange will continue to carry the CDSC and, in the case of Class B
Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were  exchanged for purposes of  determining the time of the automatic  conversion into Class A Shares of that Fund.  Holders of Class R Shares of the Fund are  permitted  to  exchange  all or part of their
Class R Shares only into Class R Shares of other Delaware  Investments Funds or, if Class R Shares are not  available  for a  particular  fund,  into the Class A
Shares of such Fund.

     Permissible  exchanges into Class A Shares of the Fund will be made without a  front-end  sales  charge,  except  for  exchanges  of  shares  that  were not previously subject to a front-end sales charge (unless such shares were acquired through the  reinvestment  of  dividends).  Permissible  exchanges  into Class B
Shares or Class C Shares of the Fund will be made  without the  imposition  of a
CDSC by the Delaware  Investments  Fund from which the exchange is being made at the time of the exchange.

     In order for an exchange to be processed, shares of the fund being acquired must be  registered  in the state where the acquiring  shareholder  resides.  An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another.  The sale may  involve a capital  gain or loss to the  shareholder  for federal  tax  purposes.  You may  want to  consult  your  financial  advisor  or investment dealer to discuss which funds in Delaware  Investments will best meet your changing objectives, and the consequences of any exchange transaction.  You may also call the Delaware Investments directly for fund information.

                                       57

     Exchanges  are  subject  to the  requirements  of the  Fund.  The Fund also reserves  the right to refuse the  purchase  side of an exchange  request by any person,  or group if, in the  Manager's  judgment,  the Fund  would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise  potentially be adversely  affected.  A  shareholder's  purchase exchanges  may be  restricted  or refused if the Fund  receives  or  anticipates simultaneous orders affecting significant portions of the Fund's assets.

Written Redemption
     You  can  write  to the  Fund  at  2005  Market  Street,  Philadelphia,  PA
19103-7094  to redeem some or all of your shares.  The request must be signed by all owners of the account or your investment  dealer of record.  For redemptions of more than $100,000,  or when the proceeds are not sent to the  shareholder(s)
at the address of record,  the Funds  require a  signature  by all owners of the account and a signature  guarantee for each owner. A signature  guarantee can be obtained  from a commercial  bank,  a trust  company or a member of a Securities
Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature  guarantee  supplied by an eligible  institution based on its creditworthiness.  The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is  normally  mailed the next  business  day after  receipt of your redemption  request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s)  must accompany your request and also be in good order.  Certificates  are generally no longer issued for Class A Shares and
Institutional  Class Shares.  Certificates  are not issued for Class B Shares or
Class C Shares.

     The Fund  discourages  purchases  by  market  timers  and  purchase  orders
(including the purchase side of exchange  orders) by shareholders  identified as market  timers may be  rejected.  The Fund will  consider  anyone who  follows a pattern of market timing in any Delaware Investments Fund to be a market timer.

     Market timing of a Delaware  Investments  Fund occurs when  investors  make consecutive rapid short-term  "roundtrips",  or in other words, purchases into a
Delaware  Investments  Fund followed  quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Delaware  Investments  Fund within the same calendar  quarter of a previous short-term  roundtrip in that Fund,  you may be considered a market  timer.  The purchase and sale of Fund shares  through the use of the exchange  privilege are also included in determining  whether market timing has occurred.  The Fund also reserve the right to consider other trading patterns as market timing.

     Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.

Written Exchange
     You may also write to the Fund (at 2005  Market  Street,  Philadelphia,  PA
19103-7094)  to request an exchange  of any or all of your  shares into  another
Delaware  Investments  Funds,  subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
     To get the added  convenience  of the  telephone  redemption  and  exchange methods,  you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A Shares or

                                       58

Institutional  Class Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

     Telephone  Redemption:  Check to Your  Address  of Record  service  and the
Telephone Exchange service, both of which are described below, are automatically provided  unless you  notify the Fund in which you have your  account in writing that  you do not wish to have  such  services  available  with  respect  to your account.  The Fund  reserves  the right to modify,  terminate  or suspend  these procedures upon 60 days' written notice to shareholders.  It may be difficult to reach the Funds by telephone  during periods when market or economic  conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible  for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect  to  such  telephone  transactions,  the  Fund  will  follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including  verification  of a form of personal  identification)  as, if it does not,  the  Fund or the  Transfer  Agent  may be  liable  for any  losses  due to unauthorized or fraudulent transactions.  Telephone instructions received by the
Fund Classes are generally tape  recorded,  and a written  confirmation  will be provided for all purchase,  exchange and  redemption  transactions  initiated by telephone.  By  exchanging  shares by  telephone,  you are  acknowledging  prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone  Redemption  -- Check to Your  Address of Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone  Redemption  --  Proceeds  to Your Bank:  Redemption  proceeds of
$1,000 or more can be transferred to your pre-  designated  bank account by wire or by check.  You should  authorize this service when you open your account.  If you change your pre-designated bank account,  you must complete an Authorization
Form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next business day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds.  If you ask for a check, it will normally be mailed the next  business day after receipt of your  redemption request to your pre-designated bank account. There are no separate fees for this redemption  method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your  pre-designated  bank account.  Simply call the Shareholder  Service Center prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
     The Telephone  Exchange feature is a convenient and efficient way to adjust
your  investment   holdings  as  your  liquidity   requirements  and  investment
objectives  change.  You or your  investment  dealer of record can exchange your shares  into  other  Delaware  Investments  Funds  under the same  registration, subject to the same  conditions and  limitations as other exchanges noted above.
As with the written  exchange  service,  telephone  exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities market through frequent transactions in

                                       59

and out of Delaware  Investments  Funds.  Telephone  exchanges may be subject to limitations as to amounts or frequency.  The Transfer Agent and the Fund reserve the right to record  exchange  instructions  received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
     You or your  investment  dealer may request  redemptions  of Fund shares by phone using  MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests  from you or your  investment  dealer,  funds will be deposited to (for share  redemptions)  your  pre-designated  bank  account.  Your  request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.  For more information, see "MoneyLine(SM) On Demand" under "Investment Plans" above.

Systematic Withdrawal Plans
     Shareholders of Class A Shares,  Class B Shares, Class C Shares and Class R
Shares who own or purchase  $5,000 or more of shares at the offering  price,  or
NAV, as applicable,  for which certificates have not been issued may establish a
Systematic  Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals  of $75 or more,  although the Fund does not  recommend any specific amount of withdrawal.  This is  particularly  useful to  shareholders  living on fixed incomes, since it can provide them with a stable supplemental amount. This
$5,000 minimum does not apply for investments made through qualified  retirement plans. Shares purchased with the initial investment and through  reinvestment of cash dividends and realized securities profits distributions will be credited to the  shareholder's  account and sufficient  full and  fractional  shares will be redeemed at the NAV  calculated on the third  business day preceding the mailing date.

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday or a  weekend),  and are normally  mailed within two business days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares of the Class at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the  withdrawal  payments  will  represent  a return of  capital,  and the share
balance  may  in  time  be  depleted,   particularly  in  a  declining   market.
Shareholders  should not purchase  additional  shares while  participating  in a
Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments  constitutes a taxable event and a shareholder  may incur a capital gain or loss for federal income tax purposes.
This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals  under  this  plan  made  concurrently  with the  purchases  of additional shares may be disadvantageous to the shareholder.  Purchases of Class
A Shares  through a periodic  investment  program in the Fund must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except  if the  shareholder  is a  participant  in a  retirement  plan  offering
Delaware  Investments Funds, or is investing in Delaware  Investments Funds that do not  carry a sales  charge.  Redemptions  of  Class A  Shares  pursuant  to a
Systematic  Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at NAV and a  dealer's  commission  has  been  paid on that  purchase.  The applicable  Limited  CDSC for  Class A Shares  and CDSC for Class B and C Shares
redeemed via a Systematic  Withdrawal  Plan will be waived if the annual  amount withdrawn in each year is less than or equal to 12% of the

                                       60

account balance on the date that the Plan is  established.  If the annual amount withdrawn  in any year  exceeds 12% of the account  balance on the date that the
Systematic  Withdrawal Plan is established,  all redemptions under the Plan will be subjected to the  applicable  CDSC,  including an assessment  for  previously redeemed  amounts  under the Plan.  Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not  subject to a CDSC  because  they have  either  satisfied  the
required   holding  period  or  were  acquired   through  the   reinvestment  of
distributions.  See the Fund Classes'  Prospectus for more information about the waiver of CDSCs.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed.  Each signature  guarantee must be supplied by an  eligible  guarantor  institution.  The Fund  reserves  the right to reject a
signature   guarantee   supplied  by  an  eligible   institution  based  on  its
creditworthiness. This plan may be terminated by the shareholder or the Transfer
Agent at any time by giving written notice.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank account through the  MoneyLine(SM)  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four business  days after the payment date.  There are no separate fees for this redemption  method. It may take up to four business days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your signature guaranteed.  The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

     The  Systematic  Withdrawal  Plan is not  available  for the  Institutional
Class.  Shareholders  should consult with their financial  advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent  Deferred  Sales  Charge for  Certain  Redemptions  of Class A Shares
Purchased at Net Asset Value
     For  purchases  of  $1,000,000,  a Limited  CDSC will be imposed on certain redemptions  of Class A Shares  (or  shares  into  which such Class A Shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during  the first  year after the  purchase;  and (ii) 0.50% if such  shares are redeemed during the second year after the purchase,  if such purchases were made at NAV and triggered the payment by the  Distributor of the dealer's  commission as described above under "Dealer's Commission" under "Purchasing Shares."

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (i) the NAV at the time of purchase of the Class
A Shares  being  redeemed  or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at  purchase  of the Class A Shares  even if those  shares  are later exchanged for shares of another  Delaware  Investments Fund and, in the event of an  exchange  of  Class  A  Shares,  the  "NAV  of such  shares  at the  time of redemption" will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subjected  to the  Limited  CDSC and an  exchange  of such  Class A Shares  into another Delaware Investments Fund will not trigger the imposition of the Limited
CDSC at the time of such  exchange.  The period a  shareholder  owns shares into which Class A Shares are exchanged  will count towards  satisfying  the two-year holding  period.  The  Limited  CDSC is  assessed if such two year period is not satisfied  irrespective  of whether the redemption  triggering its payment is of
Class A Shares of the Fund or Class A Shares acquired in the

                                       61

exchange.

     In determining  whether a Limited CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

     Please see the Fund Classes'  Prospectus for instances in which the Limited
CDSC  applicable  to Class A Shares  and the CSDCs  applicable  to Class B and C
Shares may be waived.

Additional Information on Waivers of Contingent Deferred Sales Charges
     As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

     o    The redemption must be made by a group defined contribution retirement plan that purchased  Class A shares through a retirement plan alliance program  that  required  shares to be available at net asset value and
          RFS  served as the  sponsor of the  alliance  program or had a product participation  agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

     o    The redemption  must be made by any group  retirement  plan (excluding defined  benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program,  provided that (i) RFS was the sponsor of the alliance  program or had a product participation  agreement with the sponsor of the alliance  program and
          (ii)  RFS  provided   fully-bundled   retirement   plan  services  and
          maintained  participant  records  on  its  proprietary   recordkeeping
          system.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions
     The Fund intends to pay out  substantially all of its net investment income and net realized  capital  gains.  The Fund will normally make payments from net investment  income  on  a  quarterly  basis.  Any  payments  from  net  realized securities  profits  will be made  during the first  quarter of the next  fiscal year, usually in December.

     All  dividends and any capital  gains will be  automatically  reinvested in additional  shares at the NAV of the  ex-dividend  date  unless,  in the case of shareholders in the Fund Classes,  an election to receive  dividends in cash has been made.  If you elect to take your  dividends and  distributions  in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from
your  Fund  account  to  your  pre-designated  bank  account.   See  "Systematic
Withdrawal   Plans"  above.   Dividend   payments  of  $1.00  or  less  will  be
automatically  reinvested,  notwithstanding a shareholder's  election to receive dividends in cash. If such a  shareholder's  dividends  increase to greater than
$1.00,  the  shareholder  would  have to file a new  election  in order to begin receiving dividends in cash again.

                                       62

     Any check in payment of  dividends or other  distributions  which cannot be delivered  by the United  States Post  Office or which  remains  uncashed  for a period of more than one year may be reinvested in the  shareholder's  account at the  then-current  net asset value and the  dividend  option may be changed from cash to reinvest.  The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the U.S. Post Office or the Fund is otherwise  unable to locate the  shareholder or  verify  the  shareholder's  mailing  address.  These  costs  may  include  a percentage  of the account when a search  company  charges a  percentage  fee in exchange for their location services.

     Each  class  of  shares  of the  Fund  will  share  proportionately  in the investment  income and expenses of such Fund, except that, absent any applicable fee waiver,  Class A Shares,  Class B Shares,  Class C Shares and Class R Shares
alone will incur distribution fees under their respective Rule 12b-1 Plans.

Taxes
     Distributions of Net Investment  Income. The Fund receives income generally in  the  form  of  dividends  and  interest  on  its  investments  in  portfolio securities.  This income,  less expenses  incurred in the operation of the Fund, constitutes  its net investment  income from which dividends may be paid to you.
If you are a taxable  investor,  any  distributions by the Fund from such income
(other than qualified  dividends)  will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.

     Distributions  of Capital Gains.  The Fund may derive capital gain and loss in connection  with sales or other  dispositions  of its  portfolio  securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the Fund. Any net  short-term or long-term  capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

     Effect of  Foreign  Withholding  Taxes.  The Fund may be subject to foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce the Fund's distributions paid to you.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt  securities are treated as ordinary income by the  Fund.  Similarly,  foreign  exchange  losses  realized  on the sale of debt
securities   generally  are  treated  as  ordinary  losses.   These  gains  when
distributed  are taxable to you as ordinary  income,  and any losses  reduce the
Fund's  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.  A return of capital generally is not taxable to you,  but  reduces  the tax basis of your  shares in the Fund.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax  purposes  to be passive  foreign  investment  companies
(PFICs).  When investing in PFIC securities,  the Fund intends to mark-to-market these  securities  and will  recognize  any gains at the end of its  fiscal  and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously  recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC  security will cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation  dividends.  These  dividends  generally  will not

                                       63

qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

     Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and  character of your  distributions  at the time they are  paid,  and will  advise  you of the tax  status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have not held  Fund  shares  for a full  year,  the Fund may  designate  and distribute to you, as ordinary income,  qualified  dividends or capital gains, a percentage  of income  that is not  equal to the  actual  amount of such  income earned during the period of your investment in the Fund.  Taxable  Distributions declared by the Fund in December,  but paid in January, are taxable to you as if they were paid in December.

     Election  to be  Taxed  as a  Regulated  Investment  Company.  The Fund has
elected to be treated as a regulated  investment  company under  Subchapter M of the Code and  intends  to so  qualify  during  the  current  fiscal  year.  As a regulated  investment company,  the Fund generally pays no federal income tax on the income and gains it distributes  to you. The Board of Trustees  reserves the right not to distribute the Fund's net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action  to be  beneficial  to  shareholders.  If net  long-term capital gain is retained,  the Fund would be taxed on the gain, and shareholders would be notified  that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the
Fund would be subject to federal,  and possibly  state,  corporate  taxes on its taxable  income and gains,  and  distributions  to you will be taxed as dividend income to the extent of such Fund's earnings and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, the Fund must meet certain specific requirements, including:

     (i) The Fund must maintain a diversified  portfolio of securities,  wherein no security, including the securities of a qualified publicly traded partnership
(other  than  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 25% of the Fund's  total  assets,  and,  with respect to 50% of the Fund's total assets,  no  investment  (other than cash and cash  items,  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 5% of the Fund's  total  assets or 10% of the outstanding voting securities of the issuer;

     (ii) The Fund must derive at least 90% of its gross income from  dividends, interest,  payments  with respect to  securities  loans,  gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with  respect  to its  business  of  investing  in such  stock,  securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii)  The Fund must  distribute  to its  shareholders  at least 90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

     Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the
Code  requires the Fund to  distribute  to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the  calendar  year;  98% of its  capital  gain net  income  earned  during  the twelve-month  period ending  October 31; and 100% of any  undistributed  amounts from the prior year. The Fund intends to declare and pay these  distributions in
December  (or to pay them in  January,  in which  case  you must  treat  them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Sales,  Exchanges  and  Redemption  of Fund Shares.  Sales,  exchanges  and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you

                                       64

redeem your Fund shares the Internal  Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term  capital gain  distributed to you by the Fund on those shares.

     Wash Sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     Deferral of basis-- Class A Shares only.  In reporting  gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:

          o    In  your  original  purchase  of  Fund  shares,  you  received  a reinvestment  right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
          o    You sell some or all of your  original  shares  within 90 days of their purchase, and
          o    You reinvest the sales proceeds in the Fund or in another Fund of the Trust,  and the sales  charge that would  otherwise  apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment or reporting  requirements that must be met by the
Fund.  Income on investments by the Fund in certain other  obligations,  such as repurchase agreements collateralized by U.S. government obligations,  commercial paper and federal agency-backed  obligations (e.g., Government National Mortgage
Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the dividends  paid by the Fund may be qualified  dividends  eligible for taxation at long-term  capital  gain rates.  This reduced rate  generally is available for dividends  paid by the Fund out of dividends  earned on the Fund's
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations.

     Both  the  Fund  and  the  investor  must  meet  certain   holding   period
requirements  to qualify Fund dividends for this  treatment.  Specifically,  the
Fund  must  hold the  stock  for at  least 61 days  during  the  121-day  period beginning 60 days before the stock  becomes  ex-dividend.  Similarly,  investors must hold their  Fund  shares for at least 61 days  during  the  121-day  period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date  following  the  declaration  of a dividend  on which the purchaser  of stock is not  entitled  to  receive  the  dividend  payment.  When counting the number of days you held your Fund shares,  include the day you sold your shares but not the day you acquired these shares.

                                       65

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year,  the Fund will designate the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable at reduced  rates.  If 95% or more of the Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations.  For corporate shareholders,
a  portion   of  the   dividends   paid  by  the  Fund  may   qualify   for  the
dividends-received  deduction. The portion of dividends paid by the Fund that so qualifies  will  be  designated  each  year in a  notice  mailed  to the  Fund's shareholders,  and cannot  exceed the gross amount of dividends  received by the
Fund from  domestic  (U.S.)  corporations  that  would  have  qualified  for the dividends-received  deduction in the hands of the Fund if the Fund was a regular corporation.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming the  deduction.  The amount that the Fund may designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period then the  dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

     Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous  special  and  complex tax rules.  These rules could  accelerate the  recognition  of income by the Fund (possibly  causing the
Fund to sell  securities to raise the cash for necessary  distributions)  and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the
Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect  whether gain or loss  recognized by the Fund is treated as ordinary or capital,  or as interest or dividend  income.  In  addition,  the
Fund's  investment in REIT  securities  could in limited  circumstances  cause a tax-exempt  investor to have  unrelated  business  taxable  income.  These rules could,  therefore,  affect  the  amount,  timing  or  character  of  the  income distributed to you by the Fund. For example:

     Derivatives.  The Fund is permitted to invest in certain options,  futures, forwards or foreign currency contracts. If the Fund makes these investments,  it could be required to  mark-to-market  these contracts and realize any unrealized gains and losses at its fiscal  year end even  though it  continues  to hold the contracts.  Under these rules, gains or losses on the contracts  generally would be treated as 60% long-term  and 40%  short-term  gains or losses,  but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes,  the Fund also would be required to  mark-to-market  these contracts  annually as of October 31
(for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting

                                       66

income and gains.

     Securities lending  transactions.  The Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified  dividend  income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend  income  and,  to the extent  that debt  securities  are  loaned,  will generally not qualify as qualified  interest income for foreign  withholding tax purposes.

     Tax straddles.  The Fund's  investment in options,  futures,  forwards,  or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds  other  securities,  the Fund  could be deemed to have entered  into a tax  "straddle"  or to hold a  "successor  position"  that would require any loss realized by it to be deferred for tax purposes.

     Investment in REITs. Certain tax-exempt  shareholders,  including qualified pension plans, IRAs, salary deferral arrangements (401(k)s) and other tax-exempt entities,  generally are exempt from federal income taxation except with respect to their unrelated  business taxable income (UBTI).  To the extent that the Fund invests in a REIT that  invests in REMIC  residual  interests,  a portion of the
Fund's income that is  attributable  to these  residual  interests (and which is referred  to in the Code as an  "excess  inclusion")  will be subject to federal income tax in all  events.  Treasury  regulations  that have yet to be issued in final form are  expected to provide  that excess  inclusion  income of regulated investment companies, such as the Fund, will be allocated to shareholders of the regulated  investment  company in proportion  to the dividends  received by such shareholders,  with the same  consequences  as if you  held  the  related  REMIC residual  interest  directly.  In general,  excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions),  (ii) will constitute UBTI to entities  (including  a qualified  pension  plan,  an  individual  retirement account,  a 401(k) plan or other tax-exempt  entity) subject to tax on unrelated business income,  thereby potentially requiring such an entity that is allocated excess  inclusion  income,  and  otherwise  might not be  required to file a tax return,  to file a tax return and pay tax on such income,  and (iii) in the case of a foreign  shareholder,  will not qualify for any  reduction in U.S.  federal withholding tax.

     Convertible  debt.  Convertible  debt is  ordinarily  treated  as a "single property"  consisting of a pure debt interest until conversion,  after which the investment  becomes an equity  interest.  If the security is issued at a premium
(i.e.,  for cash in  excess  of the face  amount  payable  on  retirement),  the creditor-holder  may  amortize  the  premium  over the life of the bond.  If the
security   is  issued  for  cash  at  a  price  below  its  face   amount,   the
creditor-holder  must accrue  original issue discount in income over the life of the debt.

     Credit Default Swap Agreements. The Fund may enter into credit default swap agreements.  The rules governing the tax aspects of swap agreements that provide for contingent  non-periodic payments of this type are in a developing stage and are not entirely clear in certain aspects.  Accordingly,  while the Fund intends to account for such  transactions in a manner deemed to be appropriate,  the IRS might not accept such  treatment.  The Fund intends to monitor  developments  in this area. Certain requirements that must be met under the Code in order for the
Fund to qualify as a regulated  investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

     Backup  Withholding.  By law,  the Fund must  withhold  a  portion  of your taxable dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,
     o    certify that this number is correct,

                                       67

     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

     The  Fund  also  must  withhold  if the  IRS  instructs  it to do so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S.  Investors.  Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax  certification  requirements.
Foreign  persons should consult their tax advisors  about the  applicability  of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

     Capital Gain  Dividends & Short-Term  Capital Gain  Dividends.  In general, capital gain  dividends  paid by the Fund from either  long-term  or  short-term capital  gains (other than gain  realized on  disposition  of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien  individual  present  in  the  United  States  for  a  period  or  periods aggregating 183 days or more during the taxable year.

     Interest-Related  Dividends.  Also,  interest-related dividends paid by the
Fund from qualified  interest  income are not subject to U.S.  withholding  tax.
"Qualified interest income" includes,  in general,  U.S. source (1) bank deposit interest;  (2) short-term  original discount;  (3) interest  (including original issue discount, market discount, or acquisition discount) on an obligation which is in  registered  form,  unless  it is  earned  on an  obligation  issued  by a corporation or  partnership in which the Fund is a 10-percent  shareholder or is
contingent  interest;  and  (4)  any  interest-related   dividend  from  another
regulated investment company.

     Limitations on Tax Reporting for Interest-Related  dividends and Short-term
Capital Gain dividends for non-U.S. investors. While the Fund makes every effort to disclose any amounts of  interest-related  dividends and  short-term  capital gains distributed to its non-U.S. shareholders,  intermediaries who have assumed tax  reporting  responsibilities  on  these  distributions  may not  have  fully developed  systems that will allow these tax  withholding  benefits to be passed through to them.

     Disposition  of a U.S.  Real  Property  Interest.  The Fund may  invest  in securities of  corporations  or REITs that invest in real property.  The Foreign
Investment  in Real  Property Tax Act of 1980 (FIRPTA)  makes  non-U.S.  persons subject to U.S. tax on disposition of a U.S. real property  interest as if he or she were a U.S.  person.  Such gain is sometimes  referred to as FIRTPA gain. To the  extent  that the Fund  realizes  a gain on its  investment  in a U.S.  real property  interest,  or receives a  distribution  from the gain on the sale of a
U.S. real property interest realized on one of its investments,  and passes that gain through to its  shareholders,  such a distribution  when made to a non-U.S.
shareholder  may be  subject  to U.S.  withholding  tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

     Disposition  of Fund  shares  as gain  from  sale of a U.S.  Real  Property
Interest.  In addition,  a sale or redemption of Fund shares will be FIRPTA gain only if:

     o    The non-U.S.  shareholder  owns more than 5% of a class of RIC shares;
          and
     o    More than 50% of the Fund's assets consist of:

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          --   more-than 5% interests in publicly traded companies that are U.S.
               real property holding corporations (USRPHCs),
          --   interests in non-publicly traded companies that are USRPHCs, and
          --   interests in REITs that are not  controlled by U.S.  shareholders where the REIT  shares  are  either  not  publicly  traded or are publicly  traded  and the Fund owns more than 5%;  and
     o    Non-U.S. shareholders own 50% or more of the value of the Fund shares;
          this last  requirement  sunsets and does not apply after  December 31,
          2007.

In the unlikely  event a sale of Fund shares  results in FIRPTA  gain,  the gain will be taxed as income  "effectively  connected with a U.S. trade or business."
As a result the non-U.S.  shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

     Other.  Ordinary  dividends  paid by the Fund to non-U.S.  investors on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S.  withholding  tax. If you hold your Fund shares in  connection  with a U.S.
trade  or  business,  your  income  and  gains  will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a  nonresident  U.S.  income tax  return.  The  exemption  from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for  dividends  paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     U.S.  Estate  Tax. A partial  exemption  from U.S.  estate tax may apply to stock in the Fund  held by the  estate of a  nonresident  decedent.  The  amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately  preceding the decedent's death that are debt obligations,  deposits,  or other  property  that would  generally be treated as situated  outside  the  United  States  if held  directly  by the  estate.  This provision  applies to decedents dying after December 31, 2004 and before January
1, 2008.

     U.S Tax Certification  Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     This discussion of " Dividends, Distributions and Taxes" is not intended or written to be used as tax advice and does not  purport to deal with all  federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

                             PERFORMANCE INFORMATION

     To obtain the Fund's  most  current  performance  information,  please call
(800) 523-1918 or visit www.delawareinvestments.com.

     The Fund  calculates its total returns for each Class of shares  separately on an "annual total return"

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basis for various  periods.  Average  annual total  return  reflects the average annual  percentage  change  in  value of an  investment  in the  Class  over the measuring period.  Total returns for each Class of shares also may be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage  change in value over the measuring  period.  Both methods of calculating  total return reflect  changes in the price of the shares and assume that any  dividends and capital gain  distributions  made by the Fund with respect to a Class during the period are  reinvested  in the shares of that
Class. When considering average total return figures for periods longer than one year,  it is  important  to note that the annual total return of a Class for any one year in the  period  might have been more or less than the  average  for the entire period. The Fund also may advertise from time to time the total return of one or more  Classes  of shares on a  year-by-year  or other  basis for  various specified periods by means of quotations, charts, graphs or schedules.

                              FINANCIAL STATEMENTS

     Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA
19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the financial  statements  contained in the
Fund's  Annual  Report.  The  Fund's  Statement  of  Net  Assets,  Statement  of
Operations,  Statement of Changes in Net Assets,  Financial Highlights and Notes
to Financial Statements, as well as the report of Ernst & Young LLP, independent registered  public  accounting firm, for the fiscal year ended October 31, 2005, are  included  in the  Fund's  Annual  Report  to  shareholders.  The  financial statements and financial  highlights,  the notes relating thereto and the report of Ernst & Young LLP listed above are  incorporated by reference from the Annual
Report into this Part B.

                                PRINCIPAL HOLDERS

     As of January 31, 2006,  management believes the following accounts held of record 5% or more of the outstanding  shares of Class A Shares,  Class B Shares,
Class C  Shares,  Class  R  Shares  and the  Institutional  Class  of the  Fund.
Management does not have knowledge of beneficial owners.

--------------------------- ------------------------------------------- ------------
Class                       Name and Address of Account                  Percentage
--------------------------- ------------------------------------------- ------------
Delaware Balanced Fund      Merrill Lynch Pierce Fenner & Smith               5.77%
Class C Shares              For The Sole Benefit Of Its Customers
                            Attention: Fund Administration
                            4600 Deer Lake Drive East, 2nd Floor
                            Jacksonville FL  32246
--------------------------- ------------------------------------------- ------------
Delaware Balanced Fund      Merrill Lynch Pierce Fenner & Smith              96.20%
Class R Shares              For The Sole Benefit Of Its Customers
                            Attention: Fund Administration
                            4600 Deer Lake Drive East, 2nd Floor
                            Jacksonville FL  32246
--------------------------- ------------------------------------------- ------------
Delaware Balanced Fund      RS DMC Employee MPP Plan                         49.65%
Institutional Class Shares  Delaware Management Company
                            Employee Money Purchase Pension
                            c/o Rick Seidel
                            2005 Market Street
                            Philadelphia PA  19103-7042
                            ------------------------------------------- ------------
                            MCB Trust Services Trustee FBO                   16.02%
                            Clayton Foundation For Research 401(K)
                            700 17th Street, Suite 300
                            Denver CO  80202-3531

                                       70

                            ------------------------------------------- ------------
                            MCB Trust Services Trustee FBO                   11.54%
                            UFCW & Employers Supported Pension Plan
                            700 17th Street, Suite 300
                            Denver CO  80202-3531
                            ------------------------------------------- ------------
                            MCB Trust Services Trustee FBO                    9.49%
                            Zoological Society Of Philadelphia 401k
                            700 17th Street, Suite 300
                            Denver CO  80202-3531
--------------------------- ------------------------------------------- ------------

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